Exhibit 10.42

EXHIBITS

Form of:

A	Loan Notices
B	Notes
C	Compliance Certificate
D	Assignment and Assumption
E	Guarantee and Collateral Agreement
F	U.S. Tax Compliance Certificates
G	Intercompany Subordination Agreement
H	Solvency Certificate

SCHEDULES

2.01	Commitments
5.05(a)	Material Contracts
5.13(a)	ERISA Compliance
5.14	Subsidiaries and Other Equity Investments
5.17	Recordings/Filings
5.20(a), (b)	Compliance with Laws
6.17	Post-Closing Requirements
7.01(b)	Existing Liens
7.02	Existing Investments
7.03	Existing Indebtedness
7.09	Existing Restrictions
10.02	Administrative Agent’s Office, Certain Addresses for Notices

EXHIBIT A-1

FORM OF LOAN NOTICE

Date:             ,

To:                             Citizens Bank, N.A., as Administrative Agent

Ladies and Gentlemen:

Reference is made to that certain Amended and Restated Credit Agreement, dated as of November [  ], 2014, as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement;” the terms defined therein being used herein as therein defined), among ARC Group Worldwide, Inc., a Utah corporation (the “Parent”),  Advanced Forming Technology, Inc., a Colorado corporation (“AFT”), Arc Wireless, Inc., a Delaware corporation (“Wireless”), Flomet LLC, a Delaware limited liability company (“Flomet”), General Flange & Forge LLC, a Delaware limited liability company (“General Flange”), Tekna Seal LLC, a Florida limited liability company (“Tekna Seal”), 3D Material Technologies, LLC, a Delaware limited liability company (“3D Material”), Quadrant Metals Technologies LLC, a Delaware limited liability company (“Quadrant” and together with AFT, Wireless, Flomet, General Flange Tekna Seal and 3D Material, each a “Borrower” and, collectively the “Borrowers”), the Lenders from time to time party thereto, Citizens Bank, N.A. (formerly known as RBS Citizens, N.A.), as Administrative Agent, Collateral Agent, Issuing Bank and Swingline Lender and the other agent party thereto.

The Parent hereby requests:

☐  A Borrowing of Revolving Loans

☐  A conversion or continuation of Revolving Loans

☐  A Borrowing of Term Loans

☐  A conversion or continuation of a Term Loan

☐  A Borrowing of Delayed Draw Term Loans

☐  A conversion or continuation of Delayed Draw Term Loans

1.             On                                                                                          (a Business Day).

2.             In the amount of                                                                 .

3.             Comprised of                                                                        .

[Type of Loan requested]

4.             On behalf of                                                         [insert name of Borrower].(1)

5.             For Eurodollar Rate Loans:  with an Interest Period of             month(s).

The Borrowing, if any, requested herein complies with the first sentence of Section 2.01(a), 2.01(b), or 2.01(c) of the Agreement, as applicable, and all conditions set forth in Section 4.02 and, if applicable, Section 4.01, are satisfied.

ARC GROUP WORLDWIDE, INC.

By:

Name:

Title:

(1)  To be inserted if the Borrowing is a Borrowing of Revolving Loans or Delayed Draw Term Loans.

Form of Loan Notice

A-2

EXHIBIT A-2

FORM OF SWINGLINE LOAN NOTICE

Date:             ,

To:                             Citizens Bank, N.A., as Swingline Lender and Administrative Agent

Ladies and Gentlemen:

Reference is made to that certain Amended and Restated Credit Agreement, dated as of November [  ], 2014, as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement;” the terms defined therein being used herein as therein defined), among ARC Group Worldwide, Inc., a Utah corporation (the “Parent”),  Advanced Forming Technology, Inc., a Colorado corporation (“AFT”), Arc Wireless, Inc., a Delaware corporation (“Wireless”), Flomet LLC, a Delaware limited liability company (“Flomet”), General Flange & Forge LLC, a Delaware limited liability company (“General Flange”), Tekna Seal LLC, a Florida limited liability company (“Tekna Seal”), 3D Material Technologies, LLC, a Delaware limited liability company (“3D Material”), Quadrant Metals Technologies LLC, a Delaware limited liability company (“Quadrant” and together with AFT, Wireless, Flomet, General Flange Tekna Seal and 3D Material, each a “Borrower” and, collectively the “Borrowers”), the Lenders from time to time party thereto, Citizens Bank, N.A. (formerly known as RBS Citizens, N.A.), as Administrative Agent, Collateral Agent, Issuing Bank and Swingline Lender and the other agent party thereto.

The undersigned hereby requests a Swingline Loan:

1.             On                                                                         (a Business Day).

2.             In the amount of $                                           .

3.             On behalf of                                                        [insert name of Borrower].

The Swingline Borrowing requested herein complies with the requirements of the first sentence of Section 2.12(a) of the Agreement.

ARC GROUP WORLDWIDE, INC.

By:

Name:

Title:

Form of Loan Notice

A-3

EXHIBIT B-1

FORM OF TERM NOTE

FOR VALUE RECEIVED, each of the undersigned (each a “Borrower” and collectively, the “Borrowers”) jointly and severally promises to pay to                       or registered assigns (the “Lender”), in accordance with the provisions of the Agreement (as hereinafter defined), the principal amount of the Term Loan made by the Lender to the Borrower under that certain Amended and Restated Credit Agreement, dated as of November [  ], 2014 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement;” the terms defined therein being used herein as therein defined), among ARC Group Worldwide, Inc., the Borrowers, the Lenders from time to time party thereto, Citizens Bank, N.A. (formerly known as RBS Citizens, N.A.), as Administrative Agent, Collateral Agent, Issuing Bank and Swingline Lender and the other agent party thereto.

Each of the Borrowers jointly and severally promises to pay interest on the unpaid principal amount of the Term Loan from the date of such Term Loan until such principal amount is paid in full, at such interest rates and at such times as provided in the Agreement.  All payments of principal and interest shall be made to the Administrative Agent for the account of the Lender in Dollars and in Same Day Funds at the Administrative Agent’s Office.  If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, to be paid upon demand, from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the per annum rate set forth in the Agreement.

This Term Note is one of the Notes referred to in the Agreement, is entitled to the benefits thereof and may be prepaid in whole or in part subject to the terms and conditions provided therein.  This Term Note is also entitled to the benefits of the Loan Documents.  Upon the occurrence and continuation of one or more of the Events of Default specified in the Agreement, all amounts then remaining unpaid on this Term Note shall become, or may be declared to be, immediately due and payable all as provided in the Agreement.  The Term Loan made by the Lender shall be evidenced by one or more loan accounts or records maintained by the Lender in the ordinary course of business. The Lender may also attach schedules to this Term Note and endorse thereon the date, amount, currency and maturity of its Term Loan and payments with respect thereto.

Each Borrower, for itself, its successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and non-payment of this Term Note.

Form of Note

THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

ADVANCED FORMING TECHNOLOGY, INC.

By:

Name:

Title:

ARC WIRELESS, INC.

By:

Name:

Title:

FLOMET LLC

By:

Name:

Title:

GENERAL FLANGE & FORGE LLC

By:

Name:

Title:

TEKNA SEAL LLC

By:

Name:

Title:

3D MATERIAL TECHNOLOGIES, LLC

By:

Name:

Title:

Form of Note

QUADRANT METALS TECHNOLOGIES LLC

By:

Name:

Title:

Form of Note

LOANS AND PAYMENTS WITH RESPECT THERETO

Date	Type of Loan Made	Amount of Loan Made	End of Interest Period	Amount of Principal or Interest Paid This Date	Outstanding Principal Balance This Date	Notation Made By

Form of Note

EXHIBIT B-2

FORM OF REVOLVING CREDIT NOTE

FOR VALUE RECEIVED, each of the undersigned (each a “Borrower” and collectively, the “Borrowers”) jointly and severally promises to pay to                       or registered assigns (the “Lender”), in accordance with the provisions of the Agreement (as hereinafter defined), the principal amount of each Revolving Loan from time to time made by the Lender to the Borrower under that certain Amended and Restated Credit Agreement, dated as of November [  ], 2014 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement;” the terms defined therein being used herein as therein defined), among ARC Group Worldwide, Inc., the Borrowers, the Lenders from time to time party thereto, Citizens Bank, N.A. (formerly known as RBS Citizens, N.A.), as Administrative Agent, Collateral Agent, Issuing Bank and Swingline Lender and the other agent party thereto.

Each of the Borrowers jointly and severally promises to pay interest on the unpaid principal amount of each Revolving Loan from the date of such Revolving Loan until such principal amount is paid in full, at such interest rates and at such times as provided in the Agreement.  Except as otherwise provided in Section 2.05(b) of the Agreement with respect to Swingline Loans, all payments of principal and interest shall be made to the Administrative Agent for the account of the Lender in Dollars and in Same Day Funds at the Administrative Agent’s Office.  If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, to be paid upon demand, from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the per annum rate set forth in the Agreement.

This Revolving Credit Note is one of the Notes referred to in the Agreement, is entitled to the benefits thereof and may be prepaid in whole or in part subject to the terms and conditions provided therein.  This Revolving Credit Note is also entitled to the benefits of the Loan Documents.  Upon the occurrence and continuation of one or more of the Events of Default specified in the Agreement, all amounts then remaining unpaid on this Revolving Credit Note shall become, or may be declared to be, immediately due and payable all as provided in the Agreement.  Revolving Loans made by the Lender shall be evidenced by one or more loan accounts or records maintained by the Lender in the ordinary course of business. The Lender may also attach schedules to this Revolving Credit Note and endorse thereon the date, amount, currency and maturity of its Revolving Loans and payments with respect thereto.

Each Borrower, for itself, its successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and non-payment of this Revolving Credit Note.

Form of Note

THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

ADVANCED FORMING TECHNOLOGY, INC.

By:

Name:

Title:

ARC WIRELESS, INC.

By:

Name:

Title:

FLOMET LLC

By:

Name:

Title:

GENERAL FLANGE & FORGE LLC

By:

Name:

Title:

TEKNA SEAL LLC

By:

Name:

Title:

3D MATERIAL TECHNOLOGIES, LLC

By:

Name:

Title:

Form of Note

QUADRANT METALS TECHNOLOGIES LLC

By:

Name:

Title:

Form of Note

LOANS AND PAYMENTS WITH RESPECT THERETO

Date	Type of Loan Made	Amount of Loan Made	Borrower	End of Interest Period	Amount of Principal or Interest Paid This Date	Outstanding Principal Balance This Date	Notation Made By

Form of Note

EXHIBIT B-3

FORM OF DELAYED DRAW TERM NOTE

FOR VALUE RECEIVED, each of the undersigned (each a “Borrower” and collectively, the “Borrowers”) jointly and severally promises to pay to                       or registered assigns (the “Lender”), in accordance with the provisions of the Agreement (as hereinafter defined), the principal amount of each Delayed Draw Term Loan from time to time made by the Lender to the Borrower under that certain Amended and Restated Credit Agreement, dated as of November [  ], 2014 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement;” the terms defined therein being used herein as therein defined), among ARC Group Worldwide, Inc., the Borrowers, the Lenders from time to time party thereto, Citizens Bank, N.A. (formerly known as RBS Citizens, N.A.), as Administrative Agent, Collateral Agent, Issuing Bank and Swingline Lender and the other agent party thereto.

Each of the Borrowers jointly and severally promises to pay interest on the unpaid principal amount of each Delayed Draw Term Loan from the date of such Delayed Draw Term Loan until such principal amount is paid in full, at such interest rates and at such times as provided in the Agreement.  All payments of principal and interest shall be made to the Administrative Agent for the account of the Lender in Dollars and in Same Day Funds at the Administrative Agent’s Office.  If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, to be paid upon demand, from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the per annum rate set forth in the Agreement.

This Delayed Draw Term Note is one of the Notes referred to in the Agreement, is entitled to the benefits thereof and may be prepaid in whole or in part subject to the terms and conditions provided therein.  This Delayed Draw Term Note is also entitled to the benefits of the Loan Documents.  Upon the occurrence and continuation of one or more of the Events of Default specified in the Agreement, all amounts then remaining unpaid on this Delayed Draw Term Note shall become, or may be declared to be, immediately due and payable all as provided in the Agreement.  Delayed Draw Term Loans made by the Lender shall be evidenced by one or more loan accounts or records maintained by the Lender in the ordinary course of business. The Lender may also attach schedules to this Delayed Draw Term Note and endorse thereon the date, amount, currency and maturity of its Delayed Draw Term Loans and payments with respect thereto.

Each Borrower, for itself, its successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and non-payment of this Delayed Draw Term Note.

Form of Note

THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

ADVANCED FORMING TECHNOLOGY, INC.

By:

Name:

Title:

ARC WIRELESS, INC.

By:

Name:

Title:

FLOMET LLC

By:

Name:

Title:

GENERAL FLANGE & FORGE LLC

By:

Name:

Title:

TEKNA SEAL LLC

By:

Name:

Title:

3D MATERIAL TECHNOLOGIES, LLC

By:

Name:

Title:

Form of Note

QUADRANT METALS TECHNOLOGIES LLC

By:

Name:

Title:

Form of Note

LOANS AND PAYMENTS WITH RESPECT THERETO

Date	Type of Loan Made	Currency and Amount of Loan Made	Borrower	End of Interest Period	Amount of Principal or Interest Paid This Date	Outstanding Principal Balance This Date	Notation Made By

Form of Note

EXHIBIT C

FORM OF COMPLIANCE CERTIFICATE

Financial Statement Date:          ,

To:                             Citizens Bank, N.A., as Administrative Agent

Ladies and Gentlemen:

Reference is made to that certain Amended and Restated Credit Agreement, dated as of November [  ], 2014 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement;” the terms defined therein being used herein as therein defined), among ARC Group Worldwide, Inc., a Utah corporation (the “Parent”),  Advanced Forming Technology, Inc., a Colorado corporation (“AFT”), Arc Wireless, Inc., a Delaware corporation (“Wireless”), Flomet LLC, a Delaware limited liability company (“Flomet”), General Flange & Forge LLC, a Delaware limited liability company (“General Flange”), Tekna Seal LLC, a Florida limited liability company (“Tekna Seal”), 3D Material Technologies, LLC, a Delaware limited liability company (“3D Material”), Quadrant Metals Technologies LLC, a Delaware limited liability company (“Quadrant” and together with AFT, Wireless, Flomet, General Flange Tekna Seal and 3D Material, each a “Borrower” and, collectively the “Borrowers”), the Lenders from time to time party thereto, Citizens Bank, N.A. (formerly known as RBS Citizens, N.A.), as Administrative Agent, Collateral Agent, Issuing Bank and Swingline Lender and the other agents party thereto.

The undersigned Responsible Officer hereby certifies as of the date hereof that he/she is the                                                                 of the Parent, and that, as such, he/she is authorized to execute and deliver this Certificate to the Administrative Agent on the behalf of the Parent and its Subsidiaries, and that:

[Use following paragraphs 1 and 2 for fiscal year-end financial statements]

1.             The Parent has delivered the year-end audited financial statements required by Section 6.01(a) of the Agreement for the fiscal year ended as of the above date, together with the report and opinion of an independent certified public accountant required by such section.

[Use following paragraph 1 for fiscal quarter-end financial statements]

1.             The Parent has delivered the unaudited financial statements required by Section 6.01(b) of the Agreement for the fiscal quarter ended as of the above date.  Such financial statements fairly present, in all material respects, the financial condition, results of operations and cash flows of the Parent and its Subsidiaries in accordance with GAAP as at such date and for such period, subject only to normal year-end audit adjustments and the absence of footnotes.

2.             The undersigned has reviewed and is familiar with the terms of the Agreement and has made, or has caused to be made under his/her supervision, a detailed review of the

Form of Compliance Certificate

transactions and condition of the Parent and its Subsidiaries during the accounting period covered by such financial statements and projections.

3.             A review of the activities of the Parent and its Subsidiaries during such fiscal period has been made under the supervision of the undersigned with a view to determining whether during such fiscal period the Parent and its Subsidiaries performed and observed all their Obligations under the Loan Documents, and

[select one:]

[to the best knowledge of the undersigned, during such fiscal period no Default or Event of Default has occurred and is continuing.]

—or—

[to the best knowledge of the undersigned, during such fiscal period the following covenants or conditions have not been performed or observed and the following is a list of each such Default or Event of Default and its nature and status:]

4.             The financial covenant analyses and information set forth on Schedules 1 and 2 attached hereto are true and accurate in all material respects on and as of the date of this Certificate.

IN WITNESS WHEREOF, the undersigned has executed this Certificate as of                         ,            .

ARC GROUP WORLDWIDE, INC.

By:

Name:

Title:

Form of Compliance Certificate

For the Quarter/Year ended                    (“Statement Date”)

SCHEDULE 1
to the Compliance Certificate
($ in 000’s)

I.                                        Section 7.14(a) — Fixed Charge Coverage Ratio.

A.                                    Consolidated EBITDA for four consecutive fiscal quarters ending on above date (“Subject Period”):(2)

1.	Consolidated Net Income for Subject Period:	$

2.	Income taxes paid or accrued for Subject Period:	$

3.	Interest Expense for Subject Period:	$

4.	Depreciation and amortization charges for Subject Period:	$

5.

Reasonable transaction expenses and other costs, fees and charges relating to the Transactions and Permitted Acquisitions, permitted Investments, permitted issuances of Equity Interests, permitted Asset Sales and Dispositions, and permitted issuances of Indebtedness, in each case by the Parent and its Subsidiaries, provided that the aggregate amount added back to the Consolidated Net Income in reliance on this section (other than with respect

(2)  For the purposes of calculating Consolidated EBITDA for any period in connection with any determination of the Total Leverage Ratio, Senior Leverage Ratio or Fixed Charge Coverage Ratio, (i) if at any time during such period the Parent or any Subsidiary shall have made any Specified Disposition, the Consolidated EBITDA for such period shall be reduced by an amount equal to the Consolidated EBITDA (if positive) attributable to the property that is the subject of such Specified Disposition for such period or increased by an amount equal to the Consolidated EBITDA (if negative) attributable thereto for such period and (ii) if during such period a Borrower or any Subsidiary shall have made a Specified Acquisition, Consolidated EBITDA for the portion of such period prior to the date of such Specified Acquisition shall be calculated after giving effect thereto on a Pro Forma Basis as if such Specified Acquisition occurred on the first day of such period.  As used in this definition, “Specified Acquisition” means any acquisition of property or series of related acquisitions of property that constitutes assets comprising all or substantially all of an operating unit of a business or constitutes all or substantially all of the common stock of a Person; and “Specified Disposition” means any Disposition of property or series of related Dispositions of property that constitutes a division or operating unit of a business or a line of business or a Disposition of all or substantially all of the stock or assets of a Person, in each case for aggregate Acquisition Consideration of $1,000,000 or more.  In addition, in calculating Consolidated EBITDA for any Test Period that includes the fiscal quarter in which the Kecy Acquisition is consummated, Consolidated EBITDA shall be calculated on a pro forma basis to reflect cost savings, not to exceed $1,202,000 in the aggregate, relating to payments to Raymond Cox and David Zerbey prior to the Kecy Acquisition (but without duplication of any item set forth in clauses (b)(i) through (b)(ix) of such definition, and only to the extent the items reflected in such cost savings had been included in the calculation of Consolidated Net Income for such Test Period).

Notwithstanding the foregoing, so long as the Parent does not restate or revise its financial statements covering any fiscal quarter ending on a date set forth in the table below, Consolidated EBITDA for each applicable fiscal quarter ending on a date as set forth in the table below shall be deemed to be as follows: for the fiscal quarter ended (i) December 31, 2013, $6,835,355.00, (ii) March 31, 2014, $6,258,818.00, (iii) June 30, 2014, $3,512,188.00, and (iv) September 30, 2014, $4,023,783.00.

Form of Compliance Certificate

	to the Transactions) shall not exceed $750,000 in such Subject Period:	$

6.

Reasonable transaction expenses and other costs, fees and charges for Subject Period, in each case, accruing on or after the Closing Date and relating to acquisitions that are not consummated in an aggregate amount not to exceed $750,000 in such Subject Period:

$

7.	Non-cash adjustments to the valuation of earn-out payments or other consideration relating to permitted Investments for Subject Period:	$

8.	Non-recurring or extraordinary charges or expenses incurred for Subject Period (not to exceed $750,000 over the term of the Agreement):	$

9.

Restructuring and severance expenses accruing on or after the Closing Date in an amount not to exceed $750,000 for Subject Period, and not to exceed $2,000,000 in the aggregate over the term of the Agreement:

$

10.	Management fees incurred and paid on or before December 31, 2013 in an aggregate amount not to exceed $800,000:	$

11.	Non-cash items increasing Consolidated Net Income for Subject Period (excluding any such item that is non-cash during Subject Period but the subject of a cash payment in a prior or future period):	$

12.	All non-recurring or extraordinary income or gains for Subject Period (including, without limitation, as a result of the acquisition of Indebtedness at a discount):	$

13.	Consolidated EBITDA (Lines I.A.1 + (without duplication and to the extent Consolidated Net Income has been reduced thereby) 2 + 3 + 4 + 5 + 6 + 7 + 8 + 9 + 10) — 11 — 12):	$

B.	Unfinanced portion of Capital Expenditures for Subject Period:	$

C.	Expense for taxes paid in cash:	$

D.	Fixed Charges:

1.

Interest Expense, excluding (i) interest paid in kind, (ii) expense reimbursements paid in connection with the Agreement or the Subordinated Loan Documents and (iii) upfront fees paid in connection with Swap Contracts:

$

Form of Compliance Certificate

2.	Scheduled principal payments on Indebtedness (excluding any mandatory prepayments, whether under the Agreement, the Subordinated Loan Documents, or otherwise):	$

3.	Restricted Payments paid in cash:	$

4.	Capital Lease Obligation payments:	$

5.	Fixed Charges (Lines I.D.1 + 2 + 3 + 4):(3)	$

E.	Fixed Charge Coverage Ratio ((Line I.A.13 — Line I.B — Line I.C) ÷ Line I.D.5):	to 1

	Minimum required:	1.25 to 1

II.                                   Section 7.14(b) — Total Leverage Ratio

A.	Funded Indebtedness at Statement Date:	$

B.	Consolidated EBITDA for Subject Period (Line I.A.13 above):	$

C.	Total Leverage Ratio (Line III.A ÷ Line III.B)	to 1

	Maximum permitted:	[ ] to 1

III.                              Section 7.14(c) — Senior Leverage Ratio

A.	Funded Indebtedness at Statement Date:	$

B.	Aggregate amount of Junior Financing included in the calculation of Funded Indebtedness at the Statement Date:	$

C.	Consolidated EBITDA for Subject Period (Line I.A.13 above):	$

D.	Senior Leverage Ratio ((Line III.A — Line III.B) ÷ Line III.C)	to 1

	Maximum permitted:	[ ] to 1

(3)  In calculating Fixed Charges for the Test Period ending on (a) June 30, 2014, Fixed Charges shall be deemed to be Fixed Charges for the fiscal quarter then ended times four, (b) September 30, 2014, Fixed Charges shall be deemed to be Fixed Charges for the two fiscal quarters then ended times two, and (c) December 31, 2014, Fixed Charges shall be deemed to be Fixed Charges for the three fiscal quarters then ended times 4/3.

Form of Compliance Certificate

For the Quarter/Year ended                    (“Statement Date”)

SCHEDULE 2
to the Compliance Certificate
($ in 000’s)

Consolidated EBITDA
(in accordance with the definition of Consolidated EBITDA
as set forth in the Agreement)

Consolidated EBITDA	Quarter Ended	Quarter Ended	Quarter Ended	Quarter Ended	Twelve Months Ended
Consolidated Net Income

+ income taxes paid or accrued

+ Interest Expense

+ depreciation and amortization charges

+  reasonable transaction expenses and other costs, fees and charges relating to the Transactions and Permitted Acquisitions, permitted Investments, permitted issuances of Equity Interests, permitted Asset Sales and Dispositions, and permitted issuances of Indebtedness, in each case by the Parent and its Subsidiaries for Subject Period, with

Form of Compliance Certificate

the aggregate amount added back to Consolidated Net Income in reliance on this section not to exceed $750,000 in such Subject Period

+  reasonable transaction expenses and other costs, fees and charges for Subject Period, in each case, accruing on or after the Closing Date and relating to acquisitions that are not consummated, in an aggregate amount not to exceed $750,000 in such Subject Period

+ non-cash adjustments to the valuation of earn-out payments or other consideration relating to permitted Investments

+ non-recurring or extraordinary charges or expenses incurred, in an aggregate amount not to exceed $750,000 over the term of the Agreement

+ restructuring and severance expenses accruing on or after

Form of Compliance Certificate

the Closing Date, in an amount not to exceed $750,000 for Subject Period, and not to exceed $2,000,000 in the aggregate over the term of the Agreement

+ management fees incurred and paid on or before December 31, 2013, in an aggregate amount not to exceed $800,000

- non-cash items increasing Consolidated Net Income (excluding any such item that is non-cash during Subject Period but the subject of a cash payment in a prior or future period)

- non-recurring or extraordinary income or gains (including, without limitation, as a result of the acquisition of Indebtedness at a discount)

= Consolidated EBITDA

Form of Compliance Certificate

EXHIBIT D

ASSIGNMENT AND ASSUMPTION

This Assignment and Assumption (this “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between [the][each](1) Assignor identified in item 1 below ([the][each, an] “Assignor”) and [the][each](2) Assignee identified in item 2 below ([the][each, an] “Assignee”).  [It is understood and agreed that the rights and obligations of [the Assignors][the Assignees](3) hereunder are several and not joint.](4)  Capitalized terms used but not defined herein shall have the meanings given to them in the Amended and Restated Credit Agreement identified below (the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee.  The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.

For an agreed consideration, [the][each] Assignor hereby irrevocably sells and assigns to [the Assignee][the respective Assignees], and [the][each] Assignee hereby irrevocably purchases and assumes from [the Assignor][the respective Assignors], subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (i) all of [the Assignor’s][the respective Assignors’] rights and obligations in [its capacity as a Lender][their respective capacities as Lenders] under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of [the Assignor][the respective Assignors] under the respective facilities identified below (including, without limitation, the Letters of Credit and the Swingline Loans included in such facilities(5)) and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of [the Assignor (in its capacity as a Lender)][the respective Assignors (in their respective capacities as Lenders)] against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims

(1)  For bracketed language here and elsewhere in this form relating to the Assignor(s), if the assignment is from a single Assignor, choose the first bracketed language.  If the assignment is from multiple Assignors, choose the second bracketed language.

(2)  For bracketed language here and elsewhere in this form relating to the Assignee(s), if the assignment is to a single Assignee, choose the first bracketed language.  If the assignment is to multiple Assignees, choose the second bracketed language.

(3)  Select as appropriate.

(4)  Include bracketed language if there are either multiple Assignors or multiple Assignees.

(5)  Include all applicable subfacilities.

Form of Assignment and Assumption

and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned by [the][any] Assignor to [the][any] Assignee pursuant to clauses (i) and (ii) above being referred to herein collectively as [the][an] “Assigned Interest”).  Each such sale and assignment is without recourse to [the][any] Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by [the][any] Assignor.

1.	Assignor[s]:

2.	Assignee[s]:

[for each Assignee, indicate [Affiliate][Approved Fund] of [identify Lender]]

3.                                      Borrowers:            Advanced Forming Technology, Inc., a Colorado corporation, Arc Wireless, Inc., a Delaware corporation, Flomet LLC, a Delaware limited liability company, General Flange & Forge LLC, a Delaware limited liability company, Tekna Seal LLC, a Florida limited liability company, 3D Material Technologies, LLC, a Delaware limited liability company and Quadrant Metals Technologies LLC, a Delaware limited liability company.

4.                                      Administrative Agent: Citizens Bank, N.A. (formerly known as RBS Citizens, N.A.), as the administrative agent under the Credit Agreement

5.                                      Credit Agreement:               Amended and Restated Credit Agreement, dated as of November [  ], 2014, among the Borrowers, ARC Group Worldwide, Inc., as the Parent, the Lenders from time to time party thereto, and Citizens Bank, N.A. (formerly known as RBS Citizens, N.A.), as Administrative Agent, Collateral Agent, Issuing Bank, and Swingline Lender

Form of Assignment and Assumption

6.             Assigned Interest[s]:

Assignor[s](6)	Assignee[s](7)	Facility Assigned(8)	Aggregate Amount of Commitment/Loans for all Lenders(9)	Amount of Commitment/Loans Assigned	Percentage Assigned of Commitment/ Loans(10)		CUSIP Number

			$	$		%
			$	$		%
			$	$		%

[7.           Trade Date:                            ](11)

Effective Date:                   , 20   [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]

The terms set forth in this Assignment and Assumption are hereby agreed to:

ASSIGNOR
[NAME OF ASSIGNOR]

By:
Title:

ASSIGNEE
[NAME OF ASSIGNEE]

By:
Title:

(6)  List each Assignor, as appropriate.

(7)  List each Assignee, as appropriate.

(8)  Fill in the appropriate terminology for the types of facilities under the Credit Agreement that are being assigned under this Assignment (e.g. “Revolving Commitment”, “Term Loan Commitment”, “Delayed Draw Term Loan Commitment”, etc.).

(9)  Amounts in this column and in the column immediately to the right to be adjusted by the counterparties to take into account any payments or prepayments made between the Trade Date and the Effective Date.

(10)  Set forth, to at least 9 decimals, as a percentage of the Commitment/Loans of all Lenders thereunder.

(11)  To be completed if the Assignor and the Assignee intend that the minimum assignment amount is to be determined as of the Trade Date.

Form of Assignment and Assumption

[Consented to and](12) Accepted:

CITIZENS BANK, N.A., as
Administrative Agent

By:
Title:

[Consented to:](13)

[ ]

By:
Title:

(12)  To be added only if the consent of the Administrative Agent is required by the terms of the Credit Agreement.

(13)  To be added only if the consent of the Parent, Borrower(s) and/or other parties (e.g. Swingline Lender, Issuing Bank) is required by the terms of the Credit Agreement.

Form of Assignment and Assumption

ANNEX 1 TO ASSIGNMENT AND ASSUMPTION

ARC GROUP WORLDWIDE, INC.

STANDARD TERMS AND CONDITIONS FOR

ASSIGNMENT AND ASSUMPTION

1.         Representations and Warranties.

1.1.     Assignor.  [The][Each] Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of [the][[the relevant] Assigned Interest, (ii) [the][such] Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Borrowers, any of their Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by the Borrowers, any of their Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document.

1.2.     Assignee.  [The][Each] Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all the requirements to be an assignee under Section 10.07(b)(iii) and (v) of the Credit Agreement (subject to such consents, if any, as may be required under Section 10.07(b)(iii) of the Credit Agreement), (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of [the][the relevant] Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by [the][such] Assigned Interest and either it, or the Person exercising discretion in making its decision to acquire [the][such] Assigned Interest, is experienced in acquiring assets of such type, (v) it has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 6.01 thereof, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase [the][such] Assigned Interest, (vi) it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Assignment and Assumption and to purchase [the][such] Assigned Interest, and (vii) if it is a Foreign Lender, attached hereto is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by [the][such] Assignee; and (b) agrees that (i) it will, independently and without reliance upon the Administrative Agent, [the][any] Assignor or any other Lender, and based on such documents and information as it

Form of Assignment and Assumption

shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

2.         Payments.  From and after the Effective Date, the Administrative Agent shall make all payments in respect of [the][each] Assigned Interest (including payments of principal, interest, fees and other amounts) to [the][the relevant] Assignor for amounts which have accrued to but excluding the Effective Date and to [the][the relevant] Assignee for amounts which have accrued from and after the Effective Date.

3.         General Provisions.  This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns.  This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument.  Delivery of an executed counterpart of a signature page of this Assignment and Assumption by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption.  This Assignment and Assumption shall be governed by, and construed in accordance with, the law of the State of New York.

Form of Assignment and Assumption

EXHIBIT E

FORM OF GUARANTEE AND COLLATERAL AGREEMENT

[See attached.]

Form of Guarantee and Collateral Agreement

E-1

Execution Version

GUARANTEE AND COLLATERAL AGREEMENT

made by

ARC GROUP WORLDWIDE, INC.,
as the Parent

and

ADVANCED FORMING TECHNOLOGY, INC.,
ARC WIRELESS, INC.,
FLOMET LLC,
GENERAL FLANGE & FORGE LLC,
TEKNA SEAL LLC, and
3D MATERIAL TECHNOLOGIES, LLC

and

their respective Subsidiaries

in favor of

RBS CITIZENS, N.A.,

as Administrative Agent

and Collateral Agent

Dated as of April 7, 2014

TABLE OF CONTENTS

SECTION 1. DEFINED TERMS	1
1.1 Definitions	1
1.2 Other Definitional Provisions	5
SECTION 2. GUARANTEE	6
2.1 Guarantee	6
2.2 Right of Contribution	7
2.3 No Subrogation	7
2.4 Amendments, etc. with respect to the Borrower Obligations	7
2.5 Guarantee Absolute and Unconditional	8
2.6 Reinstatement	8
2.7 Payments	8
2.8 Keepwell	8
SECTION 3. GRANT OF SECURITY INTEREST	9
3.1 Grant	9
3.2 Filings	10
SECTION 4. REPRESENTATIONS AND WARRANTIES	10
4.1 Title; No Other Liens	10
4.2 Perfected First Priority Liens	10
4.3 Jurisdiction of Organization; Chief Executive Office	11
4.4 Inventory and Equipment	11
4.5 Farm Products	11
4.6 Investment Property	11
4.7 Receivables	11
4.8 Intellectual Property	11
4.9 Commercial Tort Claims	12
4.10 Excluded Property	12
4.10 Excluded Property	12
SECTION 5. COVENANTS	12
5.1 Issuer Covenants	12
5.2 Payment of Obligations	13
5.3 Maintenance of Perfected Security Interest; Further Documentation	13
5.4 Changes in Locations, Name, etc.	13
5.5 Notices	14
5.6 Investment Property	14
5.7 Receivables	15
5.8 Intellectual Property	15
5.9 Compliance with Credit Agreement	16
5.10 Commercial Tort Claims	16
5.12 Other Actions	16
SECTION 6. REMEDIAL PROVISIONS	18
6.1 Certain Matters Relating to Receivables	18
6.2 Communications with Obligors; Grantors Remain Liable	19
6.3 Pledged Equity	19
6.4 Proceeds to be Turned Over To Administrative Agent	20
6.5 Application of Proceeds	20
6.6 Code and Other Remedies	20
6.7 Deficiency	21
SECTION 7. THE ADMINISTRATIVE AGENT	21
7.1 Administrative Agent’s Appointment as Attorney-in-Fact, etc.	21
7.2 Duty of Administrative Agent	22
7.3 Authorization of Financing Statements	23
7.4 Authority of Administrative Agent	23

SECTION 8. MISCELLANEOUS	23
8.1 Amendments in Writing	23
8.2 Notices	23
8.3 No Waiver by Course of Conduct; Cumulative Remedies	23
8.4 Enforcement Expenses; Indemnification	23
8.5 Successors and Assigns	24
8.6 Set-Off	24
8.7 Counterparts	24
8.8 Severability	24
8.9 Section Headings	24
8.10 Integration	24
8.11 GOVERNING LAW	25
8.12 Submission To Jurisdiction; Waivers	25
8.13 Acknowledgements	25
8.14 Additional Grantors	25
8.15 Releases	26
8.16 WAIVER OF JURY TRIAL	26

Schedules

1                                         Notice Addresses of Guarantors

2                                         Description of Investment Property

3                                         Filings and Other Actions Required to Perfect Security Interests

4                                         Jurisdiction of Organization, etc.

5                                         Locations of Inventory and Equipment

6                                         Deposit Accounts, Securities Accounts and Commodity Accounts

7                                         Receivables Due from Governmental Authorities

8                                         Copyrights; Patents; Trademarks

9                                         Commercial Tort Claims

Exhibits

A                                       Form of Copyright Security Agreement

B                                       Form of Patent Security Agreement

C                                       Form of Trademark Security Agreement

Annex 1 - Form of Guarantee and Collateral Agreement Supplement

ii

GUARANTEE AND COLLATERAL AGREEMENT

GUARANTEE AND COLLATERAL AGREEMENT, dated as of April 7, 2014, made by each of the signatories hereto (together with any other entity that may become a party hereto as provided herein, the “Grantors”), in favor of RBS CITIZENS, N.A., as administrative agent (in such capacity, the “Administrative Agent”) for the banks and other financial institutions or entities (together, for purposes of this Agreement, the “Lenders”) from time to time parties to the Credit Agreement, dated as of the date hereof (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among ARC GROUP WORLDWIDE, INC., a Utah corporation (the “Parent”), ADVANCED FORMING TECHNOLOGY, INC., a Colorado corporation (“AFT”), ARC WIRELESS, INC., a Delaware corporation (“Wireless”), FLOMET LLC, a Delaware limited liability company (“Flomet”), GENERAL FLANGE & FORGE LLC, a Delaware limited liability company (“General Flange”), TEKNA SEAL LLC, a Florida limited liability company (“TeknaSeal”), 3D MATERIAL TECHNOLOGIES, LLC, a Delaware limited liability company (“3D Material” and together with AFT, Wireless, Flomet, General Flange and TeknaSeal, each a “Borrower” and, collectively the “Borrowers”), the Lenders and the Administrative Agent and as collateral agent (in such capacity, the “Collateral Agent”) for the Secured Parties (as defined in the Credit Agreement).

WITNESSETH:

WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make extensions of credit to the Borrowers upon the terms and subject to the conditions set forth therein;

WHEREAS, the Borrowers and the Parent are members of an affiliated group of companies that includes each other Grantor;

WHEREAS, the proceeds of the extensions of credit under the Credit Agreement will be used in part to enable the Borrowers to make valuable transfers to one or more of the other Grantors in connection with the operation of their respective businesses;

WHEREAS, the Borrowers and the other Grantors are engaged in related businesses, and each Grantor will derive substantial direct and indirect benefit from the making of the extensions of credit under the Credit Agreement; and

WHEREAS, it is a condition precedent to the obligation of the Lenders to make their respective extensions of credit to the Borrowers under the Credit Agreement that the Grantors shall have executed and delivered this Agreement to the Administrative Agent for the ratable benefit of the Lenders.

NOW, THEREFORE, in consideration of the premises and to induce the Agents and the Lenders to enter into the Credit Agreement and to induce the Lenders to make and maintain their respective extensions of credit to the Borrowers thereunder and to enter into or provide (or for their Affiliates to enter into or provide) Secured Hedge Agreements and Cash Management Services to the Borrowers and other Loan Parties, each Grantor hereby agrees with the Administrative Agent, for the ratable benefit of the Secured Parties, as follows:

SECTION 1. DEFINED TERMS

1.1                               Definitions. (a) Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement, and the following terms are used herein as defined in the New York UCC: Accounts, Certificated Security, Chattel Paper, Commercial Tort Claims, Commodity Account, Commodity Contract, Commodity Intermediary, Documents, Electronic Chattel Paper, Entitlement Order, Equipment, Farm Products, Financial Asset, Fixtures, General Intangibles, Goods, Instruments (as defined in Article 9 of the New York UCC),

Inventory, Letter-of-Credit Rights, Letters of Credit, Money, Payment Intangibles, Records, Registered Organization, Securities Account, Security, Security Entitlement, Supporting Obligations and Tangible Chattel Paper.

(b)                                 The following terms shall have the following meanings:

“Agreement” means this Guarantee and Collateral Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

“Borrower Obligations” means, with respect to each Borrower, all Obligations of such Borrower.

“Cash Collateral Account” shall mean any account established and maintained in accordance with the provisions of Section 2.13 or 8.02 of the Credit Agreement and all property from time to time on deposit in such Cash Collateral Account.

“Collateral” has the meaning specified in Section 3.

“Collateral Account” means any collateral account established by the Administrative Agent as provided in Section 6.1 or 6.4.

“Commodity Account Control Agreement” shall mean a control agreement in a form that is reasonably satisfactory to the Administrative Agent establishing the Administrative Agent’s Control with respect to any Commodity Account.

“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.

“Contracts” shall mean, with respect to each Grantor, all sale, service, performance, equipment or property lease contracts, agreements and grants and all other contracts, agreements or grants (in each case, whether written or oral, or third party or intercompany), between such Grantor and any third party, and all assignments, amendments, restatements, supplements, extensions, renewals, replacements or modifications thereof.

“Control” shall mean (i) in the case of each Deposit Account, “control,” as such term is defined in Section 9-104 of the UCC, (ii) in the case of any Security, Securities Account or Security Entitlement, “control,” as such term is defined in Section 8-106 or 8-501 of the UCC, and (iii) in the case of any Commodity Contract, “control,” as such term is defined in Section 9-106 of the UCC.

“Control Agreements” shall mean a Deposit Account Control Agreement, a Securities Account Control Agreement or a Commodity Account Control Agreement, or any other agreement having substantially the same effect as the foregoing (insofar as they are intended to confer Control over the subject property upon the Administrative Agent) and reasonably acceptable to the Administrative Agent.

“Copyrights” means (i) all copyrights arising under the laws of the United States, any other country or any political subdivision thereof, whether registered or unregistered and whether published or unpublished (including, without limitation, those registered copyrights listed in Schedule 8), all registrations and recordings thereof, and all applications in connection therewith, including, without limitation, all registrations, recordings and applications in the United States Copyright Office, and (ii) the right to obtain all renewals thereof.

“Copyright Licenses” means any written agreement naming any Grantor as licensor or licensee, granting any right under any Copyright, including, without limitation, the grant of rights to manufacture, distribute, exploit and sell materials derived from any Copyright.

“Copyright Security Agreement” means a copyright security agreement executed by a Grantor in favor of the Administrative Agent, substantially in the form of Exhibit A.

“Deposit Account” has the meaning specified in the Uniform Commercial Code of any applicable jurisdiction and in any event, including, without limitation, any demand, time, savings, passbook or like account maintained with a depositary institution.

“Deposit Account Control Agreement” shall mean an agreement, in form and substance reasonably satisfactory to the Administrative Agent, establishing the Administrative Agent’s Control with respect to any Deposit Account.

“Excluded Property” means, with respect to a Grantor, (a) “intent-to-use” Trademark applications, in each case until such time as such Grantor files a statement of use with respect to such Trademark applications, (b) more than 65% of Foreign Subsidiary Voting Stock, (c) Vehicles, and (d) any permit or license issued by a Governmental Authority to any Grantor or any agreement, contract or lease to which any Grantor is a party, in each case, only to the extent and for so long as the terms of such permit, license, agreement, contract or lease or any applicable requirement of Law applicable thereto validly and effectively prohibit the creation by such Grantor of a security interest in such permit, license or agreement in favor of the Administrative Agent (after giving effect to Sections 9-406(d), 9-407(a), 9-408(a) or 9-409 of the UCC (or any successor provision or provisions) or any other applicable law (including the Bankruptcy Code) or principles of equity); and (e) any payroll or benefits account so long as such payroll account is a zero balance account, and any withholding tax or fiduciary account; provided, however, that (x) Excluded Property shall not include any Proceeds of any property described in clause (a), (b), (c), (d), or (e) and (y) any such property that at any time ceases to satisfy the criteria for Excluded Property (whether as a result of the applicable Grantor obtaining any necessary consent, any change in Law, or otherwise), shall no longer be Excluded Property.

“Excluded Swap Obligation” means, with respect to any Guarantor, any Swap Obligation if, and to the extent that, all or a portion of the Guaranty of such Guarantor of, or the grant by such Guarantor of a Lien to secure, such Swap Obligation (or any Guarantee thereof) is or becomes illegal under the Commodity Exchange Act (or the application or official interpretation thereof) by virtue of such Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act (determined after giving effect to Section 2.8 hereof and any other “keepwell, support or other agreement for the benefit of such Guarantor and any and all guarantees of such Guarantor’s Swap Obligations by other Loan Parties) at the time the Guaranty of such Guarantor, or grant by such Guarantor of a Lien, becomes effective with respect to such Swap Obligation.  If a Swap Obligation arises under a Master Agreement governing more than one Swap Contract, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to Swap Contracts for which such Guaranty or Lien is or becomes excluded in accordance with the first sentence of this definition.

“Foreign Subsidiary Voting Stock” means the voting Equity Interests of any Foreign Subsidiary.

“Guarantee and Collateral Agreement Supplement” means a supplement hereto substantially in the form of Annex I hereto.

“Guarantor Obligations” means, with respect to any Guarantor, all of such Guarantor’s Obligations under Section 2; provided that “Guarantor Obligations” shall exclude any Excluded Swap Obligation.

“Guarantors” means (i) all Grantors other than the Borrowers, (ii) with respect to the Borrower Obligations of each Borrower, each other Borrower and (iii) with respect solely to any Swap Obligation of a Specified Loan Party (determined before giving effect to the provisos in the definitions of Borrower Obligations and Guarantor Obligations and to Section 2.8) under this Agreement, each Grantor other than a Specified Loan Party.

“Intellectual Property” means all rights, priorities and privileges relating to intellectual property, whether arising under United States, multinational or foreign laws or otherwise, including, without limitation, the Copyrights, the Copyright Licenses, the Patents, the Patent Licenses, the Trademarks and the Trademark Licenses, and all rights to sue at law or in equity for any infringement or other impairment thereof, including the right to receive all proceeds and damages therefrom.

“Intellectual Property Security Agreement” means any Patent Security Agreement, Trademark Security Agreement or Copyright Security Agreement.

“Intercompany Note” means any promissory note evidencing loans made by any Grantor to any other Grantor or any other Loan Party.

“Investment Property” means (i) all “investment property” as such term is defined in Section 9-102(a)(49) of the New York UCC (other than to the extent constituting Excluded Property), and (ii) whether or not constituting “investment property” as so defined, all Pledged Notes and all Pledged Equity (other than to the extent constituting Excluded Property).

“Issuers” means all issuers of any Investment Property.

“New York UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York.

“Obligations” means (i) in the case of each Borrower, its Borrower Obligations, and

(ii) in the case of each Guarantor, its Guarantor Obligations.

“Patents” means (i) all letters patent of the United States, any other country or any political subdivision thereof, all reissues and extensions thereof and all goodwill associated therewith, including, without limitation, any of the foregoing referred to on Schedule 8, (ii) all applications for letters patent of the United States or any other country and all divisions, continuations and continuations-in-part thereof, including, without limitation, any of the foregoing referred to on Schedule 8, and (iii) all rights to obtain any reissues or extensions of the foregoing.

“Patent License” means all agreements, whether written or oral, providing for the grant by or to any Grantor of any right to manufacture, use or sell any invention covered in whole or in part by a Patent.

“Patent Security Agreement” means a patent security agreement executed by a Grantor in favor of the Administrative Agent, substantially in the form of Exhibit B.

“Pledged Equity” means the shares of Equity Interests listed on Schedule 2, together with any other shares, stock certificates, options, interests or rights of any nature whatsoever in respect of the Equity Interests of any Person that may be issued or granted to, or held by, any Grantor while this Agreement is in effect other than to the extent constituting Excluded Property.

“Pledged Notes” means all promissory notes listed on Schedule 2, all Intercompany Notes at any time issued to any Grantor and all other promissory notes issued to or held by any Grantor

(other than (a) promissory notes issued in connection with extensions of trade credit by any Grantor in the ordinary course of business and (b) any individual promissory note which is less than $10,000 in principal amount, up to an aggregate of $50,000 for all such promissory notes excluded under this clause (b)).

“Proceeds” means all “proceeds” as such term is defined in Section 9-102(a)(64) of the New York UCC and, in any event, shall include, without limitation, all dividends or other income from the Investment Property, collections thereon or distributions or payments with respect thereto.

“Qualified ECP Guarantor” means, at any time, each Loan Party with total assets exceeding $10,000,000 or that qualifies at such time as an “eligible contract participant” under the Commodity Exchange Act and can cause another Person to qualify as an “eligible contract participant” at such time under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

“Receivable” means any right to payment for goods sold or leased or for services rendered, whether or not such right is evidenced by an Instrument or Chattel Paper and whether or not it has been earned by performance (including, without limitation, any Account).

“Reimbursement Obligation” means the obligation of each Borrower to reimburse the Issuing Bank for amounts drawn under Letters of Credit.

“Securities Account Control Agreement” shall mean an agreement, in form and substance reasonably satisfactory to the Administrative Agent, establishing the Administrative Agent’s Control with respect to any Securities Account.

“Securities Act” means the Securities Act of 1933, as amended.

“Specified Loan Party” means any Loan Party that is not then an “eligible contract participant” under the Commodity Exchange Act (determined prior to giving effect to Section 2.8 hereof).

“Swap Obligations” means with respect to any Guarantor any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act.

“Trademarks” means (i) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and other source or business identifiers, and all goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, or otherwise, and all common-law rights related thereto, including, without limitation, any of the foregoing that are registered or filed items referred to on Schedule 8, and (ii) the right to obtain all renewals thereof.

“Trademark License” means any agreement, whether written or oral, providing for the grant by or to any Grantor of any right to use any Trademark.

“Trademark Security Agreement” means a trademark security agreement executed by a Grantor in favor of the Administrative Agent, substantially in the form of Exhibit C.

“Vehicles” means all cars, trucks, trailers, construction and earth moving equipment and other vehicles covered by a certificate of title law of any state.

1.2                               Other Definitional Provisions. (a) The words “hereof,” “herein,” “hereto” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, Schedule, Exhibit and Annex references are to this Agreement unless otherwise specified.

(b)                                 The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

(c)                                  Where the context requires, terms relating to the Collateral or any part thereof, when used in relation to a Grantor, shall refer to such Grantor’s Collateral or the relevant part thereof.

SECTION 2. GUARANTEE

2.1                               Guarantee. (a) Each of the Guarantors hereby unconditionally and irrevocably guarantees to the Administrative Agent, for the ratable benefit of the Secured Parties and their respective successors, indorsees, permitted transferees and permitted assigns, the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations.

(b)                                 Anything herein or in any other Loan Document to the contrary notwithstanding, the maximum liability of each Guarantor hereunder and under the other Loan Documents shall in no event exceed the amount which can be guaranteed by such Guarantor under applicable federal and state laws relating to the insolvency of debtors (after giving effect to the right of contribution established in Section 2.2).

(c)                                  Each Guarantor agrees that the Obligations may at any time and from time to time exceed the amount of the liability of such Guarantor hereunder without impairing the guarantee contained in this Section 2 or affecting the rights and remedies of the Administrative Agent or any Secured Party hereunder.

(d)                                 The guarantee contained in this Section 2 shall remain in full force and effect until all the Obligations (other than contingent indemnity obligations not yet due and payable) shall have been satisfied by payment in full in cash, no Letter of Credit shall be outstanding and the Commitments shall be terminated, notwithstanding that from time to time the Loan Parties may be free from any Obligations.

(e)                                  No payment made by any of the Borrowers, any of the Guarantors, any other guarantor or any other Person or received or collected by the Administrative Agent or any other Secured Party from any of the Borrowers, any of the Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder which shall, notwithstanding any such payment (other than any payment made by such Guarantor in respect of the Obligations or any payment received or collected from such Guarantor in respect of the Obligations), remain liable for the Obligations up to the maximum liability of such Guarantor hereunder until the Obligations (other than Obligations in respect of Secured Hedge Agreements and/or Cash Management Obligations and contingent indemnity obligations not then due and payable) are paid in full in cash, no Letter of Credit shall be outstanding and the Commitments are terminated.

(f)                                   Any of the Indebtedness of any Loan Party now or hereafter owing to any Borrower or any Guarantor is hereby subordinated and junior in right of payment to the Obligations or the Guarantor Obligations, as applicable, and if the Administrative Agent so requests at a time when an Event of Default exists, all such Indebtedness of such Loan Party either, at the Administrative Agent’s option, shall not be paid, or shall be collected, enforced and received for the benefit of the Administrative Agent on account of the Obligations or the Guarantor Obligations, as applicable, but without affecting or impairing in any manner the liability of any Borrower or any Guarantor under the other provisions of this Agreement and the other Loan Documents.

2.2                               Right of Contribution.  Each Guarantor hereby agrees that to the extent that a Guarantor shall have paid more than its proportionate share of any payment made hereunder, such Guarantor shall be entitled to seek and receive contribution from and against any other Guarantor hereunder which has not paid its proportionate share of such payment.  Each Guarantor’s right of contribution shall be subject to the terms and conditions of Section 2.3.  The provisions of this Section 2.2 shall in no respect limit the obligations and liabilities of any Guarantor to the Administrative Agent and the other Secured Parties, and each Guarantor shall remain liable to the Administrative Agent and the Lenders for the full amount guaranteed by such Guarantor hereunder until the Obligations (other than Obligations in respect of Secured Hedge Agreements and/or Cash Management Obligations and contingent indemnity obligations not then due and payable) are paid in full in cash, no Letter of Credit shall be outstanding and the Commitments are terminated.

2.3                               No Subrogation. Notwithstanding any payment made by any Guarantor hereunder or any set-off or application of funds of any Guarantor by the Administrative Agent or any other Secured Party, no Guarantor shall be entitled to be subrogated to any of the rights of the Administrative Agent or any other Secured Party against any Borrower or any other Guarantor or any collateral security or guarantee or right of offset held by the Administrative Agent or any other Secured Party for the payment of the Obligations, nor shall any Guarantor seek or be entitled to seek any contribution or reimbursement from any Borrower or any other Guarantor in respect of payments made by such Guarantor hereunder, until all amounts owing to the Administrative Agent and the other Secured Parties by any Borrower on account of the Obligations (other than Obligations in respect of Secured Hedge Agreements and/or Cash Management Obligations and contingent indemnity obligations not then due and payable) are paid in full in cash, no Letter of Credit shall be outstanding and the Commitments are terminated.  If any amount shall be paid to any Guarantor on account of such subrogation rights at any time when all of the Obligations (other than Obligations in respect of Secured Hedge Agreements and/or Cash Management Obligations and contingent indemnity obligations not then due and payable) shall not have been paid in full in cash, such amount shall be held by such Guarantor in trust for the Administrative Agent and the other Secured Parties, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the Administrative Agent in the exact form received by such Guarantor (duly indorsed by such Guarantor to the Administrative Agent, if required), to be applied against the Obligations, whether matured or unmatured, in the order specified in the Credit Agreement.

2.4                               Amendments, etc. with respect to the Borrower Obligations.  Each Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Guarantor and without notice to or further assent by any Guarantor, any demand for payment of any of the Borrower Obligations made by the Administrative Agent or any other Secured Party may be rescinded by the Administrative Agent or such other Secured Party and any of the Obligations continued, and the Obligations, or the liability of any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Administrative Agent or any other Secured Party, and the Credit Agreement, the other Loan Documents, the Secured Hedge Agreements, the Cash Management Obligations and any other documents executed and delivered in connection with any of the foregoing may be amended, modified, supplemented or terminated, in whole or in part, as the Administrative Agent (or the Required Lenders or all Lenders, as the case may be) or other applicable Secured Parties may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by the Administrative Agent or any other Secured Party for the payment of the Obligations may be sold, exchanged, waived, surrendered or released.  Except as otherwise specifically required pursuant to Section 7.2, neither the Administrative Agent nor any other Secured Party shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Obligations or for the guarantee contained in this Section 2 or any property subject thereto.

2.5          Guarantee Absolute and Unconditional. To the extent permitted by law, each Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by the Administrative Agent or any other Secured Party upon the guarantee contained in this Section 2 or acceptance of the guarantee contained in this Section 2; the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon the guarantee contained in this Section 2; and all dealings between any Borrower and any of the Guarantors, on the one hand, and the Administrative Agent and the other Secured Parties, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon the guarantee contained in this Section 2.  To the extent permitted by law, each Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon any Borrower or any of the Guarantors with respect to the Obligations.  Each Guarantor understands and agrees that the guarantee contained in this Section 2 shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (a) the validity or enforceability of the Credit Agreement or any other Loan Document, any of the Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Administrative Agent or any other Secured Party, (b) any defense, set-off or counterclaim (other than a defense of payment, performance or release) which may at any time be available to or be asserted by any Borrower or any other Person against the Administrative Agent or any other Secured Party, or (c) any other circumstance whatsoever (with or without notice to or knowledge of any Borrower or such Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of any Borrower for the Obligations, or of such Guarantor under the guarantee contained in this Section 2, in bankruptcy or in any other instance.  When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against any Guarantor, the Administrative Agent or any other Secured Party may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as it may have against any Borrower, any other Guarantor or any other Person or against any collateral security or guarantee for the Obligations or any right of offset with respect thereto, and any failure by the Administrative Agent or any other Secured Party to make any such demand, to pursue such other rights or remedies or to collect any payments from any such Borrower, any other Guarantor or any other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of such Borrower, any other Guarantor or any other Person or any such collateral security, guarantee or right of offset, shall not relieve any such Guarantor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Administrative Agent or any other Secured Party against any Guarantor.  For the purposes of this Section 2.5 only, “demand” shall include the commencement and continuance of any legal proceedings.

2.6          Reinstatement. The guarantee contained in this Section 2 shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by the Administrative Agent or any other Secured Party upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of any Borrower or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, any Borrower or any Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.  This Section 2.6 shall survive the termination of this Agreement and repayment and satisfaction of the Obligations.

2.7          Payments. Each Guarantor hereby guarantees that payments hereunder will be paid to the Administrative Agent without set-off or counterclaim (other than for a defense of payment, performance or release) in Dollars at the Administrative Agent’s Office.

2.8          Keepwell. Each Loan Party that is a Qualified ECP Guarantor at the time the Guaranty or the grant of a Lien hereunder, in each case, by any Specified Loan Party becomes effective with respect to any Swap Obligation, hereby jointly and severally, absolutely, unconditionally and irrevocably undertakes to provide such funds or other support to each Specified Loan Party with respect to such Swap

Obligation as may be needed by such Specified Loan Party from time to time to honor all of its obligations under this Agreement and the Loan Documents in respect of such Swap Obligation (but, in each case, only up to the maximum amount of such liability that can be hereby incurred without rendering such Qualified ECP Guarantor’s obligations and undertakings under this Section 2 voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations and undertakings of each Qualified ECP Guarantor under this Section shall remain in full force and effect until the Obligations have been indefeasibly paid and performed in full.  Each Loan Party intends this Section to constitute, and this Section shall be deemed to constitute, a guarantee of the obligations of, and a “keepwell, support, or other agreement” for the benefit of, each Specified Loan Party for all purposes of the Commodity Exchange Act.

SECTION 3. GRANT OF SECURITY INTEREST

3.1          Grant.  Each Grantor hereby assigns and transfers to the Collateral Agent, and hereby grants to the Collateral Agent, for the ratable benefit of the Secured Parties, a security interest in, all of the following property now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Collateral”), as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of such Grantor’s Obligations:

(a)	all Accounts;

(b)	all Chattel Paper;

(c)	all Contracts;

(d)	all Money and Deposit Accounts;

(e)	all Documents (other than title documents with respect to Vehicles);

(f)	all Equipment and Goods;

(g)	all General Intangibles;

(h)	all Fixtures;

(i)	all Instruments;

(j)	all Intellectual Property;

(k)	all Inventory;

(l)	all Investment Property;

(m)	all Letters of Credit and Letter-of-Credit Rights;

(n)	all Receivables;

(o)	all Commercial Tort Claims, including those described on Schedule 9 hereto;

(p)	all other property not otherwise described above;

(q)	all books and records pertaining to the Collateral; and

(r)            to the extent not otherwise included, all Proceeds, Supporting Obligations and products of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing;

provided however, that the Collateral shall not include the Excluded Property.

3.2          Filings. (a) Each Grantor hereby irrevocably authorizes the Collateral Agent at any time and from time to time to file in any relevant jurisdiction any financing statements (including fixture filings) and amendments thereto that contain the information required by Article 9 of the Uniform Commercial Code of each applicable jurisdiction for the filing of any financing statement or amendment relating to the Collateral, including (i) whether such Grantor is an organization, the type of organization and any organizational identification number issued to such Grantor, (ii) any financing or continuation statements or other documents without the signature of such Grantor where permitted by law, including the filing of a financing statement describing the Collateral as “all assets now owned or hereafter acquired by the Grantor or in which Grantor otherwise has rights” or words of similar import, and (iii) in the case of a financing statement filed as a fixture filing or covering Collateral constituting minerals or the like to be extracted or timber to be cut, a sufficient description of the real property to which such Collateral relates. Each Grantor agrees to provide all information described in the immediately preceding sentence to the Collateral Agent promptly upon reasonable request by the Collateral Agent.

(b)           Each Grantor hereby further authorizes the Collateral Agent to file filings with the United States Patent and Trademark Office or United States Copyright Office (or any successor office or any similar office in any other country), including this Agreement or any Intellectual Property Security Agreement, or other documents for the purpose of perfecting, confirming, continuing, enforcing or protecting the security interest granted by such Grantor hereunder, without the signature of such Grantor, and naming such Grantor, as debtor, and the Collateral Agent, as secured party.

SECTION 4. REPRESENTATIONS AND WARRANTIES

To induce the Agents and the Lenders to enter into the Credit Agreement and to induce the Lenders and their Affiliates, as applicable, to make their respective extensions of credit to the Borrowers thereunder and to enter into Secured Hedge Agreements and provide Cash Management Services, each Grantor hereby represents and warrants to each Agent and each Lender that:

4.1          Title; No Other Liens.  Except for the security interest granted to the Collateral Agent for the ratable benefit of the Secured Parties pursuant to this Agreement and the other Liens permitted to exist on the Collateral by the Credit Agreement, such Grantor owns each item of the Collateral free and clear of any and all Liens or claims of others.  No financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except such as have been filed in favor of the Collateral Agent, for the ratable benefit of the Secured Parties, pursuant to this Agreement, or as are permitted by the Credit Agreement.

4.2          Perfected First Priority Liens. The security interests granted pursuant to this Agreement (a) upon completion of the timely and proper filings and other actions specified on Schedule 3 (which, in the case of all filings and other documents referred to in said Schedule, have been delivered to the Collateral Agent in completed and duly executed form) will constitute valid perfected security interests in all of the Collateral (excluding assets, if any, with respect to which a security interest cannot be perfected under the applicable Uniform Commercial Code or through filings with United States registries with respect to Intellectual Property) in favor of the Collateral Agent, for the ratable benefit of the Secured Parties, as collateral security for such Grantor’s Obligations, enforceable in accordance with the terms hereof against all creditors of such Grantor and any Persons purporting to purchase any Collateral from such Grantor and (b) are prior to all other Liens on the Collateral in existence on the date hereof except to the extent otherwise permitted by the Credit Agreement.

4.3          Jurisdiction of Organization; Chief Executive Office. On the date hereof, such Grantor’s type of organization, jurisdiction of organization, identification number from the jurisdiction of organization (if any), and the location of such Grantor’s chief executive office or sole place of business or principal residence, as the case may be, are specified on Schedule 4.

4.4          Inventory and Equipment. On the date hereof, (a) the Inventory and the Equipment (other than goods with a fair market value of less than $50,000 (in the aggregate for all Grantors) and mobile goods) are kept at the locations listed on Schedule 5, and (b) no Collateral is located outside the United States or is in the possession of any lessor, bailee, warehouseman or consignee, except as listed on Schedule 5.

4.5          Farm Products. None of the Collateral constitutes, or is the Proceeds of, Farm Products.

4.6          Investment Property. (a) The shares of Pledged Equity pledged by such Grantor hereunder constitute all the issued and outstanding shares of all classes of the Equity Interests of each Issuer owned by such Grantor or, in the case of Foreign Subsidiary Voting Stock, if less, 65% of the outstanding Foreign Subsidiary Voting Stock of each relevant Issuer.

(b)           All the shares of the Pledged Equity have been duly and validly issued, are fully paid and nonassessable, and, if issued by a Person other than a partnership or limited liability company, are represented by a certificate.

(c)           Each of the Pledged Notes issued by a Grantor and, to the knowledge of the Grantors, each Pledged Note issued by a third party, constitutes the legal, valid and binding obligation of the obligor with respect thereto, enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

(d)           Such Grantor is the record and beneficial owner of, and has good and marketable title to, the Investment Property pledged by it hereunder, free of any and all Liens or options in favor of, or claims of, any other Person, except the security interest created by this Agreement and except for non-consensual Liens permitted by the Credit Agreement.

(e)           Schedule 6 hereto lists, as of the date hereof, each Deposit Account, Securities Account and Commodity Account of such Grantor, specifying in each case the type of account, the name of the institution where such account is maintained, and the account number.

4.7          Receivables. (a) No amount payable to such Grantor under or in connection with any Receivable is evidenced by any Instrument or Chattel Paper evidencing obligations in excess of $10,000 individually or $50,000 is the aggregate which has not been delivered to the Collateral Agent.

(b)           Except as disclosed on Schedule 7 hereto, none of the obligors on any Receivable is a Governmental Authority.

4.8          Intellectual Property. (a) Schedule 8 lists all Intellectual Property registered with, or applied for, the U.S. Patent and Trademark Office or the U.S. Copyright Office (or any foreign national registry) and owned by such Grantor in its own name on the date hereof.

(b)           On the date hereof, all registered Intellectual Property set forth on Schedule 8 and, to the knowledge of each Grantor, all other material Intellectual Property is subsisting, unexpired and enforceable, has not been abandoned and, to the knowledge of each Grantor, the use thereof does not infringe the intellectual property rights of any other Person.

(c)           Except as set forth in Schedule 8, on the date hereof, none of the Intellectual Property is the subject of any licensing pursuant to which such Grantor is the licensor.

(d)           No holding, decision or judgment has been rendered by any Governmental Authority which would limit, cancel or question the validity of, or such Grantor’s rights in, any Intellectual Property owned by such Grantor or, to the knowledge of each Grantor, any other material Intellectual Property in any respect that could reasonably be expected to have a Material Adverse Effect.

(e)           No action or proceeding is pending, or, to the knowledge of such Grantor, threatened, on the date hereof (i) seeking to limit, cancel or question the validity of any material Intellectual Property or such Grantor’s ownership interest therein, or (ii) which, if adversely determined, could reasonably be expected to have a Material Adverse Effect.

4.9          Commercial Tort Claims.

(a)           On the date hereof, no Grantor has rights in any Commercial Tort Claim other than as set forth on Schedule 9 hereto.

(b)           Upon the filing of a financing statement describing with sufficient detail any Commercial Tort Claim referred to in Section 5.10 hereof against such Grantor in the jurisdiction specified in Schedule 3 hereto, the security interest granted in such Commercial Tort Claim will constitute a valid perfected security interest in favor of the Collateral Agent, for the ratable benefit of the Secured Parties, as collateral security for such Grantor’s Obligations, enforceable in accordance with the terms hereof against all creditors of such Grantor and any Persons purporting to purchase such Collateral from Grantor, which security interest shall be prior to all other Liens on such Collateral except to the extent otherwise permitted by the Credit Agreement.

4.10        Excluded Property. Such Grantor does not own, and will not own at any time, assets which satisfy the provisions of clause (c) of the definition of Excluded Property, which, when aggregated with the Excluded Property of all Grantors, (a) are essential to the business of the Grantors, taken as a whole, or (b) would materially impair the Collateral Agent’s ability to sell or otherwise transfer the business of the Grantors, taken as a whole, as a going concern if the Collateral Agent does not have a Lien on such Excluded Property.

4.11        Perfection Certificate. All information relating to such Grantor in each Perfection Certificate delivered from time to time is true, correct and complete in all material respects at the time such Perfection Certificate is delivered.

SECTION 5. COVENANTS

Each Grantor covenants and agrees with the Agents and the Lenders that, from and after the date of this Agreement until the Obligations (other than Obligations in respect of Secured Hedge Agreements and/or Cash Management Obligations and contingent indemnity obligations not then due and payable) shall have been paid in full in cash, no Letter of Credit shall be outstanding and the Commitments shall have terminated:

5.1          Issuer Covenants. No Grantor will, or permit any of its Subsidiaries to, if it is a partnership or limited liability company, provide in its partnership agreement, limited liability company agreement or other applicable organization document that any of its Equity Interests issued by it will be securities governed by Article 8 of the New York UCC.  Each Grantor shall deliver all certificates evidencing its Equity Interests to the Collateral Agent, together with any appropriate instruments of transfer.

5.2          Payment of Obligations. Such Grantor will pay and discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all taxes, assessments and governmental charges or levies imposed upon the Collateral or in respect of income or profits therefrom, as well as all claims of any kind (including, without limitation, claims for labor, materials and supplies) against or with respect to the Collateral, except that no such charge need be paid if the amount or validity thereof is currently being contested in good faith by appropriate proceedings, reserves in conformity with GAAP with respect thereto have been provided on the books of such Grantor and such proceedings could not reasonably be expected to result in the sale, forfeiture or loss of any material portion of the Collateral or any interest therein.

5.3          Maintenance of Perfected Security Interest; Further Documentation. (a) Such Grantor shall maintain the security interest created by this Agreement as a perfected security interest (excluding any security interest in assets, if any, with respect to which a security interest cannot be perfected under the applicable Uniform Commercial Code, through possession or Control by the Collateral Agent, to the extent required hereunder, or through filings with applicable registries with respect to Intellectual Property) having at least the priority described in Section 4.2 and shall defend such security interest against the claims and demands of all Persons whomsoever, subject to the rights of such Grantor under the Loan Documents to dispose of the Collateral and subject to Liens permitted under Section 7.01 of the Credit Agreement.

(b)           Such Grantor will furnish to the Collateral Agent from time to time statements and schedules further identifying and describing the assets and property of such Grantor and such other reports in connection therewith as the Collateral Agent may reasonably request, all in reasonable detail.

(c)           At any time and from time to time, upon the written request of the Collateral Agent, and at the sole expense of such Grantor, such Grantor will promptly and duly execute and deliver, and have recorded, such further instruments and documents and take such further actions as the Collateral Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, (i) filing any financing or continuation statements under the Uniform Commercial Code (or other similar laws) in effect in any jurisdiction with respect to the security interests created hereby (ii) providing the Collateral Agent with a listing of all Deposit Accounts, Securities Accounts and Commodity Accounts of such Grantor and authorizing the financial institutions at which such Grantor maintains any Deposit Accounts, Securities Accounts and Commodity Accounts to provide the Collateral Agent with such information with respect to such Deposit Accounts, Securities Accounts and Commodity Accounts as the Collateral Agent may from time to time reasonably request (and each Grantor hereby consents to such information being provided to the Collateral Agent), and (iii) in the case of Investment Property, Deposit Accounts, Securities Accounts, Commodity Accounts, Letter-of-Credit Rights and any other relevant Collateral, in each case, with the individual face value in excess of $10,000, taking any actions necessary to enable the Collateral Agent to obtain “control” (within the meaning of the applicable Uniform Commercial Code) with respect thereto. Without limiting the generality of the foregoing, unless the Collateral Agent shall otherwise consent in writing (which consent may be revoked), each Grantor shall deliver to the Collateral Agent all Collateral consisting of negotiable Documents, certificated securities, Chattel Paper and Instruments, in each case, with the individual face value in excess of $10,000 (in each case, accompanied by stock powers, allonges or other instruments of transfer executed in blank) promptly after such Grantor receives the same.

5.4          Changes in Locations, Name, etc. Such Grantor will not do any of the following, except upon 10 days prior written notice to the Collateral Agent (or such shorter period as reasonably agreed by the Collateral Agent) and execution and delivery to the Collateral Agent of (a) all additional financing statements and other documents reasonably requested by the Collateral Agent to maintain the validity, perfection and priority of the security interests provided for herein and (b) if applicable, a written supplement to Schedule 5 showing any additional location at which Inventory or Equipment shall be kept:

(i)	change its jurisdiction of organization from that referred to in Section 4.3;

(ii)	change its name; or

(iii)	in the case of any Grantor that is not a Registered Organization, change its location from that referred to in

Section 4.3.

No Grantor shall be organized under the laws of, or located in, any jurisdiction other than the States of the United States.

5.5          Notices. Such Grantor will advise the Collateral Agent promptly, in reasonable detail, of:

(a)           any Lien (other than security interests created hereby or Liens permitted under the Credit Agreement) on any of the Collateral which would materially adversely affect the ability of the Collateral Agent to exercise any of its remedies hereunder; and

(b)           of the occurrence of any other event, which could reasonably be expected to have, a material adverse effect on the aggregate value of the Collateral or on the security interests created hereby.

5.6          Investment Property. (a) If such Grantor shall become entitled to receive or shall receive any certificate (including, without limitation, any certificate representing a dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights in respect of the Equity Interests of any Issuer, whether in addition to, in substitution of, as a conversion of, or in exchange for, any shares of the Pledged Equity, or otherwise in respect thereof, such Grantor shall accept the same as the agent of the Secured Parties, hold the same in trust for the Collateral Agent, where evidenced by a physical certificate or documents, and deliver the same forthwith to the Collateral Agent in the exact form received, duly indorsed by such Grantor to the Collateral Agent, if required, together with an undated stock or transfer power covering such certificate duly executed in blank by such Grantor and with, if the Collateral Agent so requests, signature guaranteed, to be held by the Collateral Agent, subject to the terms hereof, as additional collateral security for the Obligations.  Upon the occurrence and during the continuance of an Event of Default, unless and until the Collateral Agent elects to the contrary by notice to the Parent, any sums paid upon or in respect of the Investment Property upon the liquidation or dissolution of any Issuer shall be paid over to the Collateral Agent to be held by it hereunder as additional collateral security for the Obligations, and in case any distribution of capital shall be made on or in respect of the Investment Property or any property shall be distributed upon or with respect to the Investment Property pursuant to the recapitalization or reclassification of the capital of any Issuer or pursuant to the reorganization thereof, the property so distributed shall, unless otherwise subject to a perfected security interest in favor of the Collateral Agent, be delivered to the Collateral Agent to be held by it hereunder as additional collateral security for the Obligations.  If any sums of money or property so paid or distributed in respect of the Investment Property shall be received by such Grantor during the continuance of an Event of Default, such Grantor shall, until such money or property is paid or delivered to the Collateral Agent, hold such money or property in trust for the Secured Parties, segregated from other funds of such Grantor, as additional collateral security for the Obligations.

(b)           Without the prior written consent of the Collateral Agent, such Grantor will not (i) vote to enable, or take any other action to permit, any Issuer to issue any Equity Interests of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any Equity

Interests of any nature of any Issuer (except pursuant to a transaction expressly permitted by the Credit Agreement), (ii) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Investment Property or Proceeds thereof (except pursuant to a transaction expressly permitted by the Credit Agreement), (iii) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Investment Property or Proceeds thereof, or any interest therein, except for the security interests created by this Agreement and except for non-consensual Liens to the extent permitted by the Credit Agreement, or except pursuant to a transaction expressly permitted by the Credit Agreement, or (iv) enter into any agreement or undertaking restricting the right or ability of such Grantor or the Collateral Agent to sell, assign or transfer any of the Investment Property or Proceeds thereof.

(c)           In the case of each Grantor which is an Issuer, such Issuer agrees that (i) it will be bound by the terms of this Agreement relating to the Investment Property issued by it and will comply with such terms insofar as such terms are applicable to it, (ii) it will notify the Collateral Agent promptly in writing of the occurrence of any of the events described in Section 5.6(a) with respect to the Investment Property issued by it, and (iii) the terms of Section 6.3(c) shall apply to it, mutatis mutandis, with respect to all actions that may be required of it with respect to the Investment Property issued by it.

5.7          Receivables. (a) Other than in the ordinary course of business consistent with its past practice, such Grantor will not (i) grant any extension of the time of payment of any Receivable, (ii) compromise or settle any Receivable for less than the full amount thereof, (iii) release, wholly or partially, any Person liable for the payment of any Receivable, (iv) allow any credit or discount whatsoever on any Receivable or (v) amend, supplement or modify any Receivable in any manner that could materially and adversely affect the value thereof.

(b)           Such Grantor will deliver to the Collateral Agent a copy of each material demand, notice or document received by it that questions or calls into doubt the validity or enforceability of any of the Receivables of the Parent or any of its Subsidiaries.

5.8          Intellectual Property. (a) Such Grantor (either itself or through licensees) will, except as shall be consistent with Grantor’s commercially reasonable business judgment, (i) continue to use each material Trademark owned by such Grantor in order to maintain such Trademark in full force free from any claim of abandonment for non-use, (ii) maintain as in the past substantially the quality of products and services offered under each such Trademark, (iii) use each such Trademark with the appropriate notice of registration and all other notices and legends, in each case as required by applicable Law, (iv) not adopt or use any mark which is confusingly similar or a colorable imitation of any such Trademark unless the Collateral Agent, for the ratable benefit of the Lenders, shall obtain a perfected security interest in such mark pursuant to this Agreement, and (v) not (and not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby any such material Trademark may become invalidated or impaired in any material way.

(b)           Such Grantor (either itself or through licensees) will not do any act, or omit to do any act, whereby any material Patent owned by such Grantor may become invalidated, unenforceable, abandoned or dedicated to the public.

(c)           Such Grantor (either itself or through licensees), except as shall be consistent with Grantor’s commercially reasonable business judgment (i) will employ each material Copyright owned by such Grantor and (ii) will not (and will not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby any material portion of such Copyrights may become invalidated or otherwise impaired.  Such Grantor will not (either itself or through licensees), except as shall be consistent with Grantor’s commercially reasonable business judgment, do any act whereby any material portion of such Copyrights may fall into the public domain.

(d)           Such Grantor (either itself or through licensees) will not knowingly infringe the intellectual property rights of any other Person.

(e)           Such Grantor will notify the Collateral Agent promptly if it knows, or has reason to know, that any application or registration relating to any material Intellectual Property owned by such Grantor may become forfeited, abandoned or dedicated to the public, or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any court or tribunal in any country) regarding such Grantor’s ownership of, or the validity of, any material Intellectual Property or such Grantor’s right to register the same or to own and maintain the same.

(f)            Whenever such Grantor, either by itself or through any agent, employee, licensee or designee, shall file an application for the registration of any Intellectual Property with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, such Grantor shall report such filing to the Collateral Agent within five Business Days after the last day of the fiscal quarter in which such filing occurs.  Upon request of the Collateral Agent, such Grantor shall execute and deliver, and have recorded, any and all agreements, instruments, documents, and papers as the Collateral Agent may reasonably request (which may include any applicable Intellectual Property Security Agreement) to evidence the Collateral Agent’s and the Lenders’ security interest in any Copyright, Patent or Trademark and the goodwill and general intangibles of such Grantor relating thereto or represented thereby.

(g)           Except as shall be consistent with a Grantor’s commercially reasonable business judgment, such Grantor will take all reasonable and necessary steps, including, without limitation, in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of the material Intellectual Property owned by such Grantor, including, without limitation, filing of applications for renewal, affidavits of use and affidavits of incontestability.

(h)           In the event that any material Intellectual Property owned by a Grantor is infringed, misappropriated or diluted by a third party, such Grantor shall (i) take such actions as such Grantor shall reasonably deem appropriate under the circumstances to protect such Intellectual Property and (ii) if such Intellectual Property is of material economic value, promptly notify the Collateral Agent after it learns thereof and, except as shall be consistent with a Grantor’s commercially reasonable business judgment, sue for infringement, misappropriation or dilution, to seek injunctive relief where appropriate and to recover any and all damages for such infringement, misappropriation or dilution.

5.9          Compliance with Credit Agreement. Such Grantor shall comply with all of the covenants and other provisions of the Credit Agreement which apply to it by their terms.

5.10        Commercial Tort Claims. If such Grantor shall obtain an interest in any Commercial Tort Claim with a potential value in excess of $50,000, such Grantor shall, within 30 days of obtaining such interest, (i) notify the Collateral Agent thereof and (ii) if requested by the Collateral Agent, sign and deliver documentation reasonably acceptable to the Collateral Agent granting a security interest under the terms and provisions of this Agreement in and to such Commercial Tort Claim.

5.11        Other Actions. In order to further ensure the attachment, perfection and priority of, and the ability of the Collateral Agent to enforce, the Collateral Agent’s security interest in the Collateral, each Grantor represents and warrants (as to itself) as follows and agrees, in each case at such Grantor’s own expense, to take the following actions with respect to the following Collateral:

(a)           Instruments and Tangible Chattel Paper. If any amount then payable under or in connection with any of the Collateral shall be evidenced by any Instrument or Tangible Chattel Paper with an individual face value in excess of $10,000, the Grantor acquiring such Instrument or Tangible Chattel Paper shall promptly endorse, assign and deliver such Instrument or Tangible Chattel Paper to the Collateral Agent, accompanied by such instruments of transfer or assignment duly executed in blank as the Collateral Agent may from time to time reasonably specify.

(b)           Deposit Accounts.  No Grantor has consented to, nor is otherwise aware of, any other Person (other than the Collateral Agent pursuant hereto) having Control over any Deposit Account. From and after the date hereof, no Grantor shall establish or maintain any Deposit Account (other than (i) any payroll or benefits account so long as such payroll account is a zero balance account, (ii) any withholding tax or other trust or fiduciary account, and (iii) other Deposit Accounts so long as the aggregate amount deposited in all such Deposit Accounts, together with the aggregate value of Investment Property, Commodity Contracts and other property standing to the credit of Securities Accounts and Commodity Accounts with respect to which no Control Agreement has been delivered pursuant to subsection (c) below, does not exceed $50,000) unless, (1) other than, in the case of this clause (1) only, with respect to Deposit Accounts maintained on the Closing Date and disclosed in the Perfection Certificate delivered on the Closing date, it shall have given the Collateral Agent 10 days’ prior written notice of its intention to establish such new Deposit Account with a Bank and (2) such Bank and such Grantor shall have duly executed and delivered to the Collateral Agent a Deposit Account Control Agreement with respect to such Deposit Account.  The Collateral Agent agrees with each Grantor that the Collateral Agent shall not give any instructions directing the disposition of funds from time to time credited to any Deposit Account or withhold any withdrawal rights from such Grantor with respect to funds from time to time credited to any Deposit Account unless an Event of Default has occurred and is continuing.  The provisions of this Section 5.11(b) shall not apply to any Deposit Account for which the Collateral Agent is the bank.  No Grantor shall grant (or permit the granting of) Control of any Deposit Account to any person other than the Collateral Agent.

(c)           Securities Accounts and Commodity Accounts. (i) No Grantor has consented to, nor is otherwise aware of, any other Person (other than the Collateral Agent pursuant hereto) having Control over any Securities Account or Commodities Account.  From and after the date hereof, Grantor shall establish or maintain any Securities Account or Commodity Account with any Securities Intermediary or Commodity Intermediary (other than Securities Accounts and Commodity Accounts with respect to which the aggregate value of Investment Property, Commodity Contracts and other property contained therein does not, when combined with the aggregate amount deposited in Deposit Accounts with respect to which no Control Agreement has been delivered in reliance on clause (iii) of subsection (b) above, does not exceed $50,000) unless (1) it shall have given the Collateral Agent 10 days’ prior written notice of its intention to establish such Securities Account or Commodity Account with such Securities Intermediary or Commodity Intermediary and (2) such Securities Intermediary or Commodity Intermediary, as the case may be, and such Grantor shall have duly executed and delivered a Control Agreement with respect to such Securities Account or Commodity Account, as the case may be.  The Collateral Agent agrees with each Grantor that the Collateral Agent shall not give any Entitlement Orders or instructions or directions to any issuer of uncertificated securities, Securities Intermediary or Commodity Intermediary, and shall not withhold its consent to the exercise of any withdrawal or dealing rights by such Grantor, unless an Event of Default has occurred and is continuing or, after giving effect to any such investment and withdrawal rights, would occur.  The provisions of this Section 5.11(c) shall not apply to any Financial Assets credited to a Securities Account for which the Collateral Agent is the Securities Intermediary.  No Grantor shall grant Control over any Investment Property to any person other than the Collateral Agent.

(ii)           As between the Secured Parties and the Grantors, the Grantors shall bear the investment risk with respect to all Investment Property constituting part of the Collateral and the risk of loss of, damage to, or the destruction of such Investment Property and any Commodity

Contract or Commodity Account, whether in the possession of, or maintained as a Security Entitlement or deposit by, or subject to the Control of, the Collateral Agent, a Securities Intermediary, a Commodity Intermediary, any Grantor or any other person.

(d)                                 Electronic Chattel Paper and Transferable Records. As of the date hereof, no amount under or in connection with any of the Collateral is evidenced by any Electronic Chattel Paper or any “transferable record” (as that term is defined in Section 201 of the Federal Electronic Signatures in Global and National Commerce Act, or in Section 16 of the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction).  If any amount in excess of $10,000 payable under or in connection with any of the Collateral shall be evidenced by any Electronic Chattel Paper or any transferable record, the Grantor acquiring such Electronic Chattel Paper or transferable record shall promptly notify the Collateral Agent thereof and shall take such action as the Collateral Agent may reasonably request to vest in the Collateral Agent control of such Electronic Chattel Paper under Section 9-105 of the UCC or control under Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or, as the case may be, Section 16 of the Uniform Electronic Transactions Act, as so in effect in such jurisdiction, of such transferable record.  The Collateral Agent agrees with such Grantor that the Collateral Agent will use its reasonable efforts to arrange, pursuant to procedures reasonably satisfactory to the Collateral Agent and so long as such procedures will not result in the Collateral Agent’s loss of control, for the Grantor to make alterations to the Electronic Chattel Paper or transferable record permitted under Section 9-105 of the UCC or, as the case may be, Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or Section 16 of the Uniform Electronic Transactions Act for a party in control to allow without loss of control, unless an Event of Default has occurred and is continuing or would occur after taking into account any action by such Grantor with respect to such Electronic Chattel Paper or transferable record.

(e)                                  Letter-of-Credit Rights. If any Grantor is at any time a beneficiary under a Letter of Credit with face value in excess of $10,000 now or hereafter issued, such Grantor shall promptly notify the Collateral Agent thereof and such Grantor shall, at the request of the Collateral Agent, pursuant to an agreement in form and substance reasonably satisfactory to the Collateral Agent, either (i) arrange for the issuer and any confirmer of such Letter of Credit to consent to an assignment to the Collateral Agent of the proceeds of any drawing under the Letter of Credit or (ii) arrange for the Collateral Agent to become the transferee beneficiary of such Letter of Credit, with the Collateral Agent agreeing, in each case, that the proceeds of any drawing under the Letter of Credit are to be applied as provided in the Credit Agreement.

SECTION 6. REMEDIAL PROVISIONS

6.1                               Certain Matters Relating to Receivables. (a) In addition to the inspection and other rights under Section 6.10 of the Credit Agreement, upon the occurrence and during the continuance of an Event of Default, the Administrative Agent shall have the right to make test verifications of the Receivables in any manner and through any medium that it reasonably considers advisable and that is reasonably acceptable to Grantors, and each Grantor shall furnish all such assistance and information as the Administrative Agent may require in connection with such test verifications.

(b)                                 If required by the Collateral Agent upon the occurrence and during the continuance of an Event of Default, any payments of Receivables, when collected by any Grantor, (i) shall be forthwith (and, in any event, within two Business Days) deposited by such Grantor in the exact form received, duly indorsed by such Grantor to the Collateral Agent if required, in a deposit account (each, a “Collateral Account”) maintained under the sole dominion and control of the Collateral Agent as security for the Obligations, subject to withdrawal by the Collateral Agent for the account of the Lenders only as provided in Section 6.5, and (ii) until so turned over, shall be held by such Grantor in trust for the Collateral Agent and the Lenders, segregated from other funds of such Grantor.  Each such deposit of

Proceeds of Receivables shall be accompanied by a report identifying in reasonable detail the nature and source of the payments included in the deposit.

6.2                               Communications with Obligors; Grantors Remain Liable. (a) Each Agent in its own name or in the name of others may at any time after the occurrence and during the continuance of an Event of Default communicate with obligors under the Receivables and parties to the Contracts to verify with them to such Agent’s satisfaction the existence, amount and terms of any Receivables or Contracts.

(b)                                 Upon the request of the Collateral Agent at any time after the occurrence and during the continuance of an Event of Default, each Grantor shall notify obligors on the Receivables and parties to the Contracts that the Receivables and the Contracts have been assigned to the Collateral Agent for the ratable benefit of the Lenders and that payments in respect thereof shall be made directly to the Collateral Agent.

(c)                                  Anything herein to the contrary notwithstanding, each Grantor shall remain liable under each of the Receivables and Contracts to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise thereto. Neither Agent nor any other Secured Party shall have any obligation or liability under any Receivable (or any agreement giving rise thereto) or Contract by reason of or arising out of this Agreement or the receipt by either Agent or any other Secured Party of any payment relating thereto, nor shall either Agent or any other Secured Party be obligated in any manner to perform any of the obligations of any Grantor under or pursuant to any Receivable (or any agreement giving rise thereto) or Contract, to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party thereunder, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

6.3                               Pledged Equity. (a) Unless an Event of Default shall have occurred and be continuing and the Collateral Agent shall have given notice to the relevant Grantor of the Collateral Agent’s intent to exercise its corresponding rights pursuant to Section 6.3(b), each Grantor shall be permitted to receive all cash dividends paid in respect of the Pledged Equity and all payments made in respect of the Pledged Notes, to the extent permitted in the Credit Agreement, and to exercise all voting and corporate or other organizational rights with respect to the Pledged Equity.

(b)                                 If an Event of Default shall occur and be continuing and the Collateral Agent shall give notice of its intent to exercise such rights to the relevant Grantor or Grantors, (i) the Collateral Agent shall have the right, by notice to the Parent, to receive, commencing immediately upon delivery of such notice, any and all cash dividends, payments or other Proceeds paid in respect of the Investment Property (other than dividends for taxes and corporate overhead expenses permitted under the Credit Agreement) and make application thereof to the Obligations in accordance with Section 6.5, and (ii) any or all of the Investment Property shall be registered in the name of the Collateral Agent or its nominee, and the Collateral Agent or its nominee may thereafter exercise (x) all voting, corporate and other rights pertaining to such Investment Property at any meeting of shareholders or other equityholders of the relevant Issuer or Issuers or otherwise and (y) any and all rights of conversion, exchange and subscription and any other rights, privileges or options pertaining to such Investment Property as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Investment Property upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate or other organizational structure of any Issuer, or upon the exercise by any Grantor or the Collateral Agent of any right, privilege or option pertaining to such Investment Property, and in connection therewith, the right to deposit and deliver any and all of the Investment Property with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Collateral Agent may determine), all without liability except to account for property actually received by it, but the Collateral Agent shall have no duty to any Grantor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

(c)                                  Each Grantor hereby authorizes and instructs each Issuer of any Investment Property pledged by such Grantor hereunder to (i) comply with any instruction received by it from the Collateral Agent in writing that (x) states that an Event of Default has occurred and is continuing and (y) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from or consent of such Grantor, and each Grantor agrees that each Issuer shall be fully protected in so complying, and (ii) unless otherwise expressly permitted hereby (including pursuant to subsection (a) above), pay any dividends or other payments with respect to the Investment Property directly to the Collateral Agent.

6.4                               Proceeds to be Turned Over To Collateral Agent. In addition to the rights of the Collateral Agent and the Lenders specified in Section 6.1 with respect to payments of Receivables, if an Event of Default shall occur and be continuing, all Proceeds received by any Grantor consisting of cash, checks and cash equivalents shall be held by such Grantor in trust for the Collateral Agent and the Lenders, segregated from other funds of such Grantor, and shall, forthwith upon receipt by such Grantor, be turned over to the Collateral Agent in the exact form received by such Grantor (duly indorsed by such Grantor to the Collateral Agent, if required).  All Proceeds received by the Collateral Agent hereunder shall be held by the Collateral Agent in a Collateral Account maintained under its sole dominion and control. All Proceeds while held by the Collateral Agent in a Collateral Account (or by such Grantor in trust for the Collateral Agent and the other Secured Parties) shall continue to be held as collateral security for all the Obligations and shall not constitute payment thereof until applied as provided in Section 6.5.

6.5                               Application of Proceeds. At such intervals as may be agreed upon by the Parent and the Collateral Agent, or, if an Event of Default shall have occurred and be continuing, at any time at the Collateral Agent’s election, the Collateral Agent may apply all or any part of Proceeds constituting Collateral, whether or not held in any Collateral Account, and any proceeds of the guarantee set forth in Section 2, in payment of the Obligations in the order set forth in Section 8.03 of the Credit Agreement.

6.6                               Code and Other Remedies. If an Event of Default shall occur and be continuing, the Collateral Agent, on behalf of the Secured Parties, may exercise, in addition to all other rights and remedies granted to them in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the New York UCC or any other applicable Law.  Without limiting the generality of the foregoing, the Collateral Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by Law referred to below) to or upon any Grantor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived to the extent permitted by applicable Law), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker’s board or office of the Collateral Agent or any Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk.  The Collateral Agent or any Lender shall have the right upon any such public sale or sales, and, to the extent permitted by Law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in any Grantor, which right or equity is hereby waived to the extent permitted by applicable Law and released. Each Grantor further agrees, at the Collateral Agent’s request, upon the occurrence and during the continuation of an Event of Default, to assemble the Collateral and make it available to the Collateral Agent at places which the Collateral Agent shall reasonably select, whether at such Grantor’s premises or elsewhere.  The Collateral Agent shall apply the net proceeds of any action taken by it pursuant to this Section 6.6, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Collateral Agent and the Lenders hereunder, including, without limitation, reasonable attorneys’ fees and disbursements, to the payment in whole or in part of the Obligations, in accordance with the Loan Documents, and only after such application and after the payment by the Collateral Agent of any other amount required by any provision of Law, including, without limitation, Section 9-615(a)(3) of the New York UCC, need the Collateral Agent account for the surplus, if any, to any Grantor.  To the extent permitted by applicable Law, each Grantor waives all claims, damages and demands it may acquire against the Collateral Agent or any Lender arising out of the exercise by them of any rights hereunder.  If any notice of a proposed sale or other disposition of Collateral shall be required by Law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition.

6.7                               Deficiency. Each Grantor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay its Obligations and the fees and disbursements of any attorneys employed by the Collateral Agent or any other Secured Party to collect such deficiency.

SECTION 7. THE COLLATERAL AGENT

7.1                               Collateral Agent’s Appointment as Attorney-in-Fact, etc. (a) Until the Obligations (other than Obligations in respect of Secured Hedge Agreements and/or Cash Management Obligations and other contingent indemnity obligations not then due and payable) are paid in full in cash, each Grantor hereby irrevocably constitutes and appoints the Collateral Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments, in each case, after the occurrence and during the continuance of an Event of Default, which may be necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, each Grantor hereby gives the Collateral Agent the power and right, on behalf of such Grantor, without notice to or assent by such Grantor, to do any or all of the following:

(i)                                     in the name of such Grantor or its own name, or otherwise, take possession of and indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Receivable or Contract or with respect to any other Collateral and file any claim or take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Collateral Agent for the purpose of collecting any and all such moneys due under any Receivable or Contract or with respect to any other Collateral whenever payable;

(ii)                                  in the case of any Intellectual Property, execute and deliver, and have recorded, any and all agreements, instruments, documents and papers as the Collateral Agent may request to evidence the Collateral Agent’s and the other Lenders’ security interest in such Intellectual Property and the goodwill and general intangibles of such Grantor relating thereto or represented thereby;

(iii)                               pay or discharge taxes and Liens levied or placed on or threatened against the Collateral, effect any repairs or any insurance called for by the terms of this Agreement and pay all or any part of the premiums therefor and the costs thereof;

(iv)                              execute, in connection with any sale provided for in Section 6.6, any indorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral; and

(v)                                 (A) direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Collateral Agent or as the Collateral Agent shall direct; (B) ask or demand for, collect, and receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (C) sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral; (D) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any portion thereof and to enforce any other right in respect of any Collateral; (E) defend any suit, action or proceeding brought against such Grantor with respect to any Collateral; (F) settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, give such discharges or releases as the Collateral Agent may deem appropriate; (G) assign any Copyright, Patent or Trademark (along with the goodwill of the business to which any such Copyright, Patent or Trademark pertains), throughout the world for such term or terms, on such conditions, and in such manner, as the Collateral Agent shall in its sole discretion determine; and (H) generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Collateral Agent were the absolute owner thereof for all purposes, and do, at the Collateral Agent’s option and such Grantor’s expense, at any time, or from time to time, all acts and things which the Collateral Agent deems necessary to protect, preserve or realize upon the Collateral and the Collateral Agent’s security interests therein and to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

Anything in this Section 7.1(a) to the contrary notwithstanding, the Collateral Agent agrees that it will not exercise any rights under the power of attorney provided for in this Section 7.1(a) unless an Event of Default shall have occurred and be continuing.

(b)                                 If any Grantor fails to perform or comply with any of its agreements contained herein, the Collateral Agent, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such agreement, upon notice to the applicable Grantor.

(c)                                  The expenses of the Collateral Agent incurred in connection with actions undertaken as provided in this Section 7.1, together with interest thereon at the rate per annum specified under the Credit Agreement, shall be payable by such Grantor to the Collateral Agent promptly on demand.

(d)                                 Each Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

7.2                               Duty of Collateral Agent.  The Collateral Agent’s sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the New York UCC or otherwise, shall be to deal with it in the same manner as the Collateral Agent deals with similar property for its own account. Neither the Collateral Agent, any other Secured Party nor any of their respective officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof. The powers conferred on the Collateral Agent hereunder are solely to protect the Collateral Agent’s and the other Secured Parties’ interests in the Collateral and shall not impose any duty upon the Collateral Agent or any other Secured Party to exercise any such powers. The Collateral Agent and the other Secured Parties shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own bad faith, gross negligence or willful misconduct.

7.3                               Authorization of Financing Statements. Pursuant to any applicable Law, each Grantor authorizes the Collateral Agent to file or record financing statements and other filing or recording documents or instruments with respect to the Collateral in such form and in such offices as the Collateral Agent reasonably determines appropriate to perfect the security interests of the Collateral Agent under this Agreement. Each Grantor authorizes the Collateral Agent to use the collateral description “all assets, whether now owned or hereafter acquired or arising and all proceeds thereof”, “all assets” or “all personal property” in any such financing statements. Each Grantor hereby ratifies and authorizes the filing by the Collateral Agent of any financing statement with respect to the Collateral made prior to the date hereof.

7.4                               Authority of Collateral Agent. Each Grantor acknowledges that the rights and responsibilities of the Collateral Agent under this Agreement with respect to any action taken by the Collateral Agent or the exercise or non-exercise by the Collateral Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Collateral Agent and the Lenders, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Collateral Agent and the Grantors, the Collateral Agents shall be conclusively presumed to be acting as agent for the Secured Parties with full and valid authority so to act or refrain from acting, and no Grantor shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

SECTION 8. MISCELLANEOUS

8.1                               Amendments in Writing.  None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except in accordance with Section 10.01 of the Credit Agreement.

8.2                               Notices. All notices, requests and demands to or upon either Agent or any Grantor hereunder shall be effected in the manner provided for in Section 10.02 of the Credit Agreement; provided that any such notice, request or demand to or upon any Guarantor shall be addressed to such Guarantor at their respective notice addresses set forth on Schedule 1.

8.3                               No Waiver by Course of Conduct; Cumulative Remedies. Neither Agent nor any Lender shall by any act (except by a written instrument pursuant to Section 8.1), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default. No failure to exercise, nor any delay in exercising, on the part of any Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by any Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy, which the Collateral Agent or such Secured Party would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by Law.

8.4                               Enforcement Expenses; Indemnification. (a) Each Guarantor agrees to pay or reimburse each Lender and the Collateral Agent for all its reasonable out-of-pocket costs and expenses incurred in collecting against such Guarantor under the guarantee contained in Section 2 or otherwise enforcing or preserving any rights under this Agreement and the other Loan Documents to which such Guarantor is a party, including, without limitation, the reasonable out-of-pocket fees and disbursements of counsel to the Agents and, to the extent permitted by the Credit Agreement, to each other Secured Party.

(b)                                 Subject to Section 3.01 of the Credit Agreement, each Guarantor agrees to pay, and to save the Agents and the Lenders harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement.

(c)                                  Each Guarantor agrees to pay, and to save the Collateral Agent and the Lenders harmless from, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement to the extent the Borrowers would be required to do so pursuant to Section 10.05 of the Credit Agreement.

(d)                                 The agreements in this Section 8.4 shall survive repayment of the Obligations and all other amounts payable under the Credit Agreement and the other Loan Documents.

8.5                               Successors and Assigns. This Agreement shall be binding upon the successors and assigns of each Grantor and shall inure to the benefit of the Agents and the other Secured Parties and their successors and permitted assigns in accordance with the Credit Agreement; provided that no Grantor may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Agents.

8.6                               Set-Off. If an Event of Default shall have occurred and be continuing, each Lender and each of its Affiliates is hereby authorized at any time and from time to time, after obtaining the prior written consent of the Administrative Agent, to the fullest extent permitted by applicable law, to setoff and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency, but excluding payroll, employee benefits, tax, trust and other fiduciary deposit accounts) at any time held and other obligations (in whatever currency) at any time owing by such Lender or any such Affiliate to or for the credit or the account of any Grantor against any and all of the Obligations of the Borrowers or such Grantor now or hereafter existing under this Agreement or any other Loan Document, to such Lender irrespective of whether or not such Lender shall have made any demand under this Agreement or any other Loan Document to the extent such Obligations of the Borrowers or such Loan Party are then due and payable. The rights of each Lender and its Affiliates under this Section are in addition to other rights and remedies (including, other rights of setoff) that such Lender or its Affiliates may have. Each Lender agrees to notify the Parent and the Administrative Agent promptly after any such setoff and application, provided that the failure to give such notice to the Parent shall not affect the validity of such setoff and application.

8.7                               Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by telecopy or email image), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

8.8                               Severability.  Any provision of this Agreement, which is prohibited or unenforceable in any jurisdiction, shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

8.9                               Section Headings.  The Section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

8.10                        Integration. This Agreement and the other Loan Documents represent the agreement of the Grantors, the Agents and the Lenders with respect to, the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by either Agent or any Lender relative to subject matter hereof and thereof not expressly set forth or referred to herein or in the other Loan Documents.

8.11                        GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

8.12                        Submission To Jurisdiction; Waivers. Each party hereto hereby irrevocably and unconditionally:

(a)                                 submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

(b)                                 consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(c)                                  agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, at the address referred to in Section 8.2 or at such other address of which the parties shall have been notified pursuant thereto;

(d)                                 agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

(e)                                  waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

8.13                        Acknowledgements. Each Grantor hereby acknowledges that:

(a)                                 it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents to which it is a party;

(b)                                 neither Agent nor any other Secured Party has any fiduciary relationship with or duty to any Grantor arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Grantors, on the one hand, and the Agents and other Secured Parties, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

(c)                                  no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Secured Parties or among the Grantors and the Lenders.

8.14                        Additional Grantors. Each Subsidiary of the Borrowers that is required to become a party to this Agreement pursuant to Section 6.11 of the Credit Agreement shall become a Grantor for all purposes of this Agreement upon execution and delivery by such Subsidiary of a Guarantee and Collateral Agreement Supplement in the form of Annex 1 hereto.

8.15                        Releases.  (a) At such time as the Loans, the Reimbursement Obligations and the other Obligations (other than Obligations in respect of Secured Hedge Agreements and/or Cash Management Obligations and other than contingent indemnity obligations not then due and payable) shall have been paid in full in cash, the Commitments have been terminated and no Letters of Credit shall be outstanding, the Collateral shall be released from the Liens created hereby, and this Agreement and all obligations (other than those expressly stated to survive such termination) of each Agent and each Grantor hereunder shall terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to the Grantors.  At the request and sole expense of any Grantor following any such termination, the Collateral Agent shall promptly deliver to such Grantor any Collateral held by the Collateral Agent hereunder, and promptly execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination.

(b)                                 If any of the Collateral shall be sold, transferred or otherwise disposed of by any Grantor in a transaction permitted by the Credit Agreement, then the Collateral Agent, at the request and sole expense of such Grantor, shall promptly execute and deliver to such Grantor all releases or other documents reasonably necessary or desirable for the release of the Liens created hereby on such Collateral. At the request and sole expense of the Borrowers, a Guarantor shall be released from its obligations hereunder in the event that all the Equity Interests of such Guarantor shall be sold, transferred or otherwise disposed of in a transaction permitted by the Credit Agreement.

8.16                        WAIVER OF JURY TRIAL. EACH GRANTOR AND AGENT MUTUALLY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT, THE CREDIT AGREEMENT, OR ANY OTHER LOAN DOCUMENTS CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH AND THEREWITH OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY, INCLUDING, WITHOUT LIMITATION, ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS OR ACTIONS OF THE AGENTS OR THE OTHER SECURED PARTIES RELATING TO THE ADMINISTRATION OF ANY LOAN OR ENFORCEMENT OF THE LOAN DOCUMENTS, AND AGREE THAT NO PARTY WILL SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED.  EXCEPT AS PROHIBITED BY LAW, EACH GRANTOR HEREBY WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES.  EACH PARTY HERETO CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER.  THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR THE PARTIES HERETO TO ACCEPT THIS AGREEMENT.

**The next pages are the signature pages.**

IN WITNESS WHEREOF, each of the undersigned has caused this Guarantee and Collateral Agreement to be duly executed and delivered as of the date first above written.

ADMINISTRATIVE AGENT AND COLLATERAL AGENT:

RBS CITIZENS, N.A.

By:
Name: Clifford Mellor
Title: Senior Vice President

[Signature Page to Guarantee and Collateral Agreement]

GRANTORS:	ADVANCED FORMING TECHNOLOGY, INC.

By:
Name:
Title:

ARC WIRELESS, INC.

By:
Name:
Title:

FLOMET LLC

By:
Name:
Title:

GENERAL FLANGE & FORGE LLC

By:
Name:
Title:

TEKNA SEAL LLC

By:
Name:
Title:

3D MATERIAL TECHNOLOGIES, LLC

By:
Name:
Title:

ARC GROUP WORLDWIDE, INC.

By:
Name:
Title:

[Signature Page to Guarantee and Collateral Agreement]

ARC WIRELESS, LLC

By:
Name:
Title:

QUADRANT METALS TECHNOLOGIES LLC

By:
Name:
Title:

[Signature Page to Guarantee and Collateral Agreement]

Exhibit A
to Guarantee and Collateral Agreement

[FORM OF] COPYRIGHT SECURITY AGREEMENT

This COPYRIGHT SECURITY AGREEMENT (this “Agreement”), dated as of                 ,     , is made between [Grantor], a [              ] (the “Grantor”), and RBS Citizens, N.A., as collateral agent (together with its successor(s) thereto in such capacity, the “Collateral Agent”) for each of the Secured Parties.

WITNESSETH:

WHEREAS, [certain affiliates of] the Grantor and the Collateral Agent, among others, are parties to the Credit Agreement, dated as of April 7, 2014 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), with the Lenders party thereto;

WHEREAS, in connection with the Credit Agreement, the Grantor has executed and delivered the Guarantee and Collateral Agreement, dated as of April 7, 2014 (as amended, supplemented or otherwise modified from time to time, the “Guarantee and Collateral Agreement”);

WHEREAS, pursuant to the Guarantee and Collateral Agreement, the Grantor is required to execute and deliver this Agreement and to grant to the Collateral Agent a continuing security interest in all of the Copyright Collateral (as defined below) to secure all Borrower Obligations and Guarantor Obligations; and

WHEREAS, the Grantor has duly authorized the execution, delivery and performance of this Agreement; and

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce the Lenders to make Loans and issue or participate in Letters of Credit pursuant to the Credit Agreement, the Grantor agrees, for the benefit of each Secured Party, as follows:

Section 1. Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided in the Guarantee and Collateral Agreement.

Section 2. Grant of Security Interest. The Grantor hereby assigns, pledges, hypothecates, charges, mortgages, delivers, and transfers to the Collateral Agent, for its benefit and the ratable benefit of each other Secured Party, and hereby grants to the Collateral Agent, for the ratable benefit of the Secured Parties, a continuing security interest in all of the following Copyright Collateral (as defined below), whether now or hereafter existing or acquired by the Grantor.

“Copyright Collateral” means all copyrights of the Grantor, whether statutory or common law, registered or unregistered and whether published or unpublished, now or hereafter in force throughout the world including all of the Grantor’s right, title and interest in and to all copyrights registered in the United States Copyright Office or anywhere else in the world and also including the registered copyrights referred to in Item A of Schedule I attached hereto, and registrations and recordings thereof and all applications for registration thereof, whether pending or in preparation, all copyright licenses, the right to sue for past, present and future infringements of any of the foregoing, all rights corresponding thereto, all extensions and renewals of any thereof and all proceeds of the foregoing, including licenses, royalties, income, payments, claims, damages and proceeds of suit. Notwithstanding the foregoing, “Copyright Collateral” shall not include any general intangibles or other rights arising under any contracts, instruments, licenses or other documents relating to any of the foregoing Copyright Collateral as to which the grant of a security interest would (i) constitute a violation of a valid and effective restriction in favor of a third party on such grant, unless and until any required consents shall have been obtained or (ii) give any other party to such contract, instrument, license or other document the right to terminate its obligations thereunder pursuant to any valid and effective provision thereof.

Section 3. Guarantee and Security Agreement. This Agreement has been executed and delivered by the Grantor for the purpose of registering the security interest of the Collateral Agent in the Copyright Collateral with the United States Copyright Office and corresponding offices in other countries of the world. The security interest granted hereby has been granted as a supplement to, and not in limitation of, the security interest granted to the Collateral Agent for the benefit of the Secured Parties under the Guarantee and Collateral Agreement. The Guarantee and Collateral Agreement (and all rights and remedies of the Collateral Agent thereunder) shall remain in full force and effect in accordance with its terms.

Section 4. Acknowledgment. The Grantor does hereby further acknowledge and affirm that the rights and remedies of the Collateral Agent with respect to the security interest in the Copyright Collateral granted hereby are more fully set forth in the Guarantee and Collateral Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein.

Section 5. Counterparts. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

[GRANTOR]

By:
Name:
Title:

RBS CITIZENS, N.A., as Collateral Agent

By:
Name:
Title:

SCHEDULE I
to Copyright Security Agreement

Item A. Copyrights/Mask Works

Registered Copyrights/Mask Works

Country*	Registration No.	Registration Date	Author(s)	Title

Copyright/Mask Work Pending Registration Applications

*Country	Serial No.	Filing Date	Author(s)	Title

Exhibit B
to Guarantee and Collateral Agreement

[FORM OF] PATENT SECURITY AGREEMENT

This PATENT SECURITY AGREEMENT (this “Agreement”), dated as of                 ,     , is made between [Grantor], a [           ] (the “Grantor”), and RBS Citizens, N.A., as collateral agent (together with its successor(s) thereto in such capacity, the “Collateral Agent”) for each of the Secured Parties.

WITNESSETH:

WHEREAS, [certain affiliates of] the Grantor and the Collateral Agent, among others, are parties to the Credit Agreement, dated as of April 7, 2014 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), with the Lenders party thereto;

WHEREAS, in connection with the Credit Agreement, the Grantor has executed and delivered the Guarantee and Collateral Agreement, dated as of April 7, 2014 (as amended, supplemented or otherwise modified from time to time, the “Guarantee and Security Agreement”);

WHEREAS, pursuant to the Guarantee and Collateral Agreement, the Grantor is required to execute and deliver this Agreement and to grant to the Collateral Agent a continuing security interest in all of the Patent Collateral (as defined below) to secure all Borrower Obligations and Guarantor Obligations; and

WHEREAS, the Grantor has duly authorized the execution, delivery and performance of this Agreement; and

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce the Lenders to make Loans and issue or participate in Letters of Credit pursuant to the Credit Agreement, the Grantor agrees, for the benefit of each Secured Party, as follows:

Section 1. Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided in the Guarantee and Collateral Agreement.

Section 2. Grant of Security Interest. The Grantor hereby assigns, pledges, hypothecates, charges, mortgages, delivers, and transfers to the Collateral Agent, for the benefit of the Secured Parties, and hereby grants to the Collateral Agent, for the ratable benefit of the Secured Parties, a continuing security interest in all of the following property, whether now or hereafter existing or acquired by the Grantor (the “Patent Collateral”):

(a)              all of its letters patent and applications for letters patent throughout the world, including all patent applications in preparation for filing and each patent and patent application referred to in Item A of Schedule I attached hereto;

(b)              all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations of any of the items described in clause(a);

(c)               all of its patent licenses; and

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(d)              all proceeds of, and rights associated with, the foregoing (including license royalties and proceeds of infringement suits), the right to sue third parties for past, present or future infringements of any patent or patent application, and for breach or enforcement of any patent license.

Notwithstanding the foregoing, “Patent Collateral” shall not include any general intangibles or other rights arising under any contracts, instruments, licenses or other documents relating to any of the foregoing Patent Collateral as to which the grant of a security interest would (i) constitute a violation of a valid and effective restriction in favor of a third party on such grant, unless and until any required consents shall have been obtained or (ii) give any other party to such contract, instrument, license or other document the right to terminate its obligations thereunder pursuant to any valid and effective provision thereof.

Section 3. Guarantee and Collateral Agreement. This Agreement has been executed and delivered by the Grantor for the purpose of registering the security interest of the Collateral Agent in the Patent Collateral with the United States Patent and Trademark Office and corresponding offices in other countries of the world. The security interest granted hereby has been granted as a supplement to, and not in limitation of, the security interest granted to the Collateral Agent for the benefit of the Lenders under the Guarantee and Collateral Agreement. The Guarantee and Collateral Agreement (and all rights and remedies of the Collateral Agent thereunder) shall remain in full force and effect in accordance with its terms.

Section 4. Acknowledgment. The Grantor does hereby further acknowledge and affirm that the rights and remedies of the Collateral Agent with respect to the security interest in the Patent Collateral granted hereby are more fully set forth in the Guarantee and Collateral Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein.

Section 5. Counterparts. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

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IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

[GRANTOR]

By:
Name:
Title:

RBS CITIZENS, N.A., as Collateral Agent

By:
Name:
Title:

B-3

SCHEDULE I
to Patent Security Agreement

Item A. Patents

Issued Patents
*Country	Patent No.	Issue Date	Inventor(s)	Title

Pending Patent Applications
*Country	Serial No.	Filing Date	Inventor(s)	Title

*       List items related to the United States first for ease of recordation. List items related to other countries next, grouped by country and in alphabetical order by country name.

B-4

EXHIBIT C
to Guarantee and Collateral Agreement

[FORM OF] TRADEMARK SECURITY AGREEMENT

This TRADEMARK SECURITY AGREEMENT (this “Agreement”), dated as of                 ,      is made between [Grantor], a [                      ] (the “Grantor”), and RBS Citizens, N.A., as collateral agent (together with its successor(s) thereto in such capacity, the “Collateral Agent”) for each of the Secured Parties.

WITNESSETH:

WHEREAS, [certain affiliates of] the Grantor and the Collateral Agent, among others, are parties to the Credit Agreement, dated as of April 7, 2014 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), with the Lenders party thereto;

WHEREAS, in connection with the Credit Agreement, the Grantor has executed and delivered the Guarantee and Collateral Agreement, dated as of April 7, 2014 (as amended, supplemented or otherwise modified from time to time, the “Guarantee and Collateral Agreement”);

WHEREAS, pursuant to the Guarantee and Collateral Agreement, the Grantor is required to execute and deliver this Agreement and to grant to the Collateral Agent a continuing security interest in all of the Trademark Collateral (as defined below) to secure all Borrower Obligations and Guarantor Obligations; and

WHEREAS, the Grantor has duly authorized the execution, delivery and performance of this Agreement; and

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce the Lenders to make Loans and issue or participate in Letters of Credit pursuant to the Credit Agreement, the Grantor agrees, for the benefit of each Secured Party, as follows:

Section 1. Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided in the Guarantee and Collateral Agreement.

Section 2. Grant of Security Interest. The Grantor hereby assigns, pledges, hypothecates, charges, mortgages, delivers, and transfers to the Collateral Agent, for the benefit of the Secured Parties, and hereby grants to the Collateral Agent, for the ratable benefit of the Secured Parties, a continuing security interest in all of the following property, whether now or hereafter existing or acquired by the Grantor (the “Trademark Collateral”):

(a)                                      (i) all of its trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, certification marks, collective marks, logos and other source or business identifiers, and all goodwill of the business associated therewith, now existing or hereafter adopted or acquired including those filed or registered items referred to in Item A of Schedule I attached hereto, whether currently in use or not, all registrations and recordings thereof and all applications in connection therewith, whether pending or in preparation for filing, including registrations, recordings and applications in the United States Patent and Trademark Office or in any office or agency of the United States of America or any

C-1

State thereof or any other country or political subdivision thereof or otherwise, and all common-law rights relating to the foregoing, and (ii) the right to obtain all reissues, extensions or renewals of the foregoing (each, a “Trademark”);

(b)                                      all Trademark licenses for the grant by or to the Grantor of any right to use any Trademark; and

(c)                                       all proceeds of, and rights associated with, the foregoing, including any claim by the Grantor against third parties for past, present or future infringement or dilution of any Trademark, Trademark registration or Trademark license.

Notwithstanding the foregoing, “Trademark Collateral” shall not include (i) any “intent-to-use” Trademark applications, or (ii) any general intangibles or other rights arising under any contracts, instruments, licenses or other documents relating to any of the foregoing Trademark Collateral in each case (i) and (ii), solely for so long as and to the extent that as to which the grant of a security interest would (A) constitute a violation of a valid and effective restriction in favor of a third party on such grant, unless and until any required consents shall have been obtained or (B give any other party to such contract, instrument, license or other document the right to terminate its obligations thereunder pursuant to any valid and effective provision thereof.

Section 3. Guarantee and Collateral Agreement. This Agreement has been executed and delivered by the Grantor for the purpose of registering the security interest of the Collateral Agent in the Trademark Collateral with the United States Patent and Trademark Office and corresponding offices in other countries of the world. The security interest granted hereby has been granted as a supplement to, and not in limitation of, the security interest granted to the Collateral Agent for the benefit of the Secured Parties under the Guarantee and Collateral Agreement. The Guarantee and Collateral Agreement (and all rights and remedies of the Collateral Agent thereunder) shall remain in full force and effect in accordance with its terms.

Section 4. Acknowledgment. The Grantor does hereby further acknowledge and affirm that the rights and remedies of the Collateral Agent with respect to the security interest in the Trademark Collateral granted hereby are more fully set forth in the Guarantee and Collateral Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein.

Section 5. Counterparts. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

C-2

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

[GRANTOR]

By:
Name:
Title:

RBS CITIZENS, N.A., as Collateral Agent

By:
Name:
Title:

C-3

SCHEDULE I
to Trademark Security Agreement

Item A. Trademarks

Registered Trademarks
*Country	Trademark	Registration No.	Registration Date

Pending Trademark Applications
*Country	Trademark	Serial No.	Filing Date

C-4

Annex 1
to Guarantee and Collateral Agreement

[FORM OF] GUARANTEE AND COLLATERAL AGREEMENT SUPPLEMENT

GUARANTEE AND COLLATERAL AGREEMENT SUPPLEMENT, dated as of                      , 20   (this “Supplement”), made by                             (the “Additional Grantor”), in favor of RBS Citizens, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and collateral agent (in such capacity, the “Collateral Agent”) for the banks and other financial institutions or entities (the “Lenders”) parties to the Credit Agreement referred to below. All capitalized terms not defined herein shall have the meaning ascribed to them in such Credit Agreement.

WITNESSETH:

WHEREAS, ARC Group Worldwide, Inc., a Utah corporation (the “Parent”), Advanced Forming Technology, Inc., a Colorado corporation (“AFT”), Arc Wireless, Inc., a Delaware corporation (“Wireless”), Flomet LLC, a Delaware limited liability company (“Flomet”), General Flange & Forge LLC, a Delaware limited liability company (“General Flange”), Tekna Seal LLC, a Florida limited liability company (“TeknaSeal”), 3D Material Technologies, LLC, a Delaware limited liability company (“3D Material” and together with AFT, Wireless, Flomet, General Flange and Tekna Seal, each a “Borrower” and, collectively the “Borrowers”), the Lenders, the Administrative Agent and the Collateral Agent have entered into the Credit Agreement, dated as of April 7, 2014 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, in connection with the Credit Agreement, the Borrowers, the Parent, and certain of their respective Subsidiaries (other than the Additional Grantor) have entered into the Guarantee and Collateral Agreement, dated as of April 7, 2014 (as amended, supplemented or otherwise modified from time to time, the “Guarantee and Collateral Agreement”) in favor of the Administrative Agent and the Collateral Agent, in each case for the benefit of the Secured Parties;

WHEREAS, the Credit Agreement requires the Additional Grantor to become a party to the Guarantee and Collateral Agreement; and

WHEREAS, the Additional Grantor has agreed to execute and deliver this Supplement in order to become a party to the Guarantee and Collateral Agreement;

NOW, THEREFORE, IT IS AGREED:

1. Guarantee and Security Agreement. By executing and delivering this Supplement, the Additional Grantor, as provided in Section 8.14 of the Guarantee and Collateral Agreement, hereby becomes a party to the Guarantee and Collateral Agreement as a Grantor thereunder with the same force and effect as if originally named therein as a Grantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Grantor thereunder.  The Additional Grantor hereby assigns and transfers to the Collateral Agent, and hereby grants to the Collateral Agent, for the ratable benefit of the Secured Parties, a security interest in, all of its Collateral now owned or at any time hereafter acquired by the Additional Grantor or in which the Additional Grantor now has or at any time in the future may acquire any right, title or interest, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Additional Grantor’s Obligations.  The information set forth in Annex 1-A hereto is hereby added to the information set forth in the Schedules to the Guarantee and Collateral Agreement.  The Additional

Grantor hereby represents and warrants that each of the representations and warranties contained in Section 4 of the Guarantee and Collateral Agreement (as such representations and warranties relate to the Additional Grantor) is true and correct on and as the date hereof in all material respects (after giving effect to this Supplement) as if made on and as of such date.

2. Governing Law. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the undersigned has caused this Supplement to be duly executed and delivered as of the date first above written.

[ADDITIONAL GRANTOR]

By:
Name:
Title:

Annex 1-A

to Assumption Agreement

EXHIBIT F-1

FORM OF U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Amended and Restated Credit Agreement dated as of November [  ], 2014 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among ARC Group Worldwide, Inc., a Utah corporation (the “Parent”),  Advanced Forming Technology, Inc., a Colorado corporation (“AFT”), Arc Wireless, Inc., a Delaware corporation (“Wireless”), Flomet LLC, a Delaware limited liability company (“Flomet”), General Flange & Forge LLC, a Delaware limited liability company (“General Flange”), Tekna Seal LLC, a Florida limited liability company (“Tekna Seal”), 3D Material Technologies, LLC, a Delaware limited liability company (“3D Material”), Quadrant Metals Technologies LLC, a Delaware limited liability company (“Quadrant” and together with AFT, Wireless, Flomet, General Flange Tekna Seal and 3D Material, each a “Borrower” and, collectively the “Borrowers”), the Lenders, Citizens Bank, N.A. (formerly known as RBS Citizens, N.A.), as Administrative Agent for the Lenders and as collateral agent for the Secured Parties and the other parties thereto.

Pursuant to the provisions of Section 3.01(b) of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code of 1986, as amended (the “Code”), (iii) it is not a ten percent shareholder of the Parent or any Borrower within the meaning of Section 871(h)(3)(B) of the Code and (iv) it is not a controlled foreign corporation related to the Parent or any Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished the Administrative Agent and the Parent with a certificate of its non-U.S. Person status on IRS Form W-8BEN or Form W-8BEN-E, as applicable.  By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Parent and the Administrative Agent, and (2) the undersigned shall have at all times furnished the Parent and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

Form of Non-Bank Certificate

F-1-1

[NAME OF LENDER]

By:

Name:

Title:

Date: , 20[ ]

Form of Non-Bank Certificate

F-1-2

EXHIBIT F -2

FORM OF U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Amended and Restated Credit Agreement dated as of November [  ], 2014 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among ARC Group Worldwide, Inc., a Utah corporation (the “Parent”),  Advanced Forming Technology, Inc., a Colorado corporation (“AFT”), Arc Wireless, Inc., a Delaware corporation (“Wireless”), Flomet LLC, a Delaware limited liability company (“Flomet”), General Flange & Forge LLC, a Delaware limited liability company (“General Flange”), Tekna Seal LLC, a Florida limited liability company (“Tekna Seal”), 3D Material Technologies, LLC, a Delaware limited liability company (“3D Material”), Quadrant Metals Technologies LLC, a Delaware limited liability company (“Quadrant” and together with AFT, Wireless, Flomet, General Flange Tekna Seal and 3D Material, each a “Borrower” and, collectively the “Borrowers”), the Lenders, Citizens Bank, N.A. (formerly known as RBS Citizens, N.A.), as Administrative Agent for the Lenders and as collateral agent for the Secured Parties and the other parties thereto.

Pursuant to the provisions of Section 3.01(b) of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the participation in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code of 1986, as amended (the “Code”), (iii) it is not a ten percent shareholder of the Parent or any Borrower within the meaning of Section 871(h)(3)(B) of the Code, and (iv) it is not a controlled foreign corporation related to the Parent or any Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished its participating Lender with a certificate of its non-U.S. Person status on IRS Form W-8BEN or Form W-8BEN-E, as applicable.  By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender in writing, and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

Form of Non-Bank Certificate

F-2-1

[NAME OF PARTICIPANT]

By:

Name:

Title:

Date: , 20[ ]

Form of Non-Bank Certificate

F-2-2

EXHIBIT F-3

FORM OF U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Participants That Are Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Amended and Restated Credit Agreement dated as of November [  ], 2014 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among ARC Group Worldwide, Inc., a Utah corporation (the “Parent”),  Advanced Forming Technology, Inc., a Colorado corporation (“AFT”), Arc Wireless, Inc., a Delaware corporation (“Wireless”), Flomet LLC, a Delaware limited liability company (“Flomet”), General Flange & Forge LLC, a Delaware limited liability company (“General Flange”), Tekna Seal LLC, a Florida limited liability company (“Tekna Seal”), 3D Material Technologies, LLC, a Delaware limited liability company (“3D Material”), Quadrant Metals Technologies LLC, a Delaware limited liability company (“Quadrant” and together with AFT, Wireless, Flomet, General Flange Tekna Seal and 3D Material, each a “Borrower” and, collectively the “Borrowers”), the Lenders, Citizens Bank, N.A. (formerly known as RBS Citizens, N.A.), as Administrative Agent for the Lenders and as collateral agent for the Secured Parties and the other parties thereto.

Pursuant to the provisions of Section 3.01(b) of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the participation in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such participation, (iii) with respect such participation, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code of 1986, as amended (the “Code”), (iv) none of its direct or indirect partners/members is a ten percent shareholder of the Parent or any Borrower within the meaning of Section 871(h)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to the Parent or any Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished its participating Lender with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or Form W-8BEN-E, as applicable, or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or Form W-8BEN-E, as applicable, from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption.  By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Form of Non-Bank Certificate

F-3-1

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

Form of Non-Bank Certificate

F-3-2

[NAME OF PARTICIPANT]

By:

Name:

Title:

Date: , 20[ ]

Form of Non-Bank Certificate

F-3-3

EXHIBIT F-4

FORM OF U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Lenders That Are Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Amended and Restated Credit Agreement dated as of November [  ], 2014 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among ARC Group Worldwide, Inc., a Utah corporation (the “Parent”),  Advanced Forming Technology, Inc., a Colorado corporation (“AFT”), Arc Wireless, Inc., a Delaware corporation (“Wireless”), Flomet LLC, a Delaware limited liability company (“Flomet”), General Flange & Forge LLC, a Delaware limited liability company (“General Flange”), Tekna Seal LLC, a Florida limited liability company (“Tekna Seal”), 3D Material Technologies, LLC, a Delaware limited liability company (“3D Material”), Quadrant Metals Technologies LLC, a Delaware limited liability company (“Quadrant” and together with AFT, Wireless, Flomet, General Flange Tekna Seal and 3D Material, each a “Borrower” and, collectively the “Borrowers”), the Lenders, Citizens Bank, N.A. (formerly known as RBS Citizens, N.A.), as Administrative Agent for the Lenders and as collateral agent for the Secured Parties and the other parties thereto.

Pursuant to the provisions of Section 3.01(b) of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such Loan(s) (as well as any Note(s) evidencing such Loan(s)), (iii) with respect to the extension of credit pursuant to the Credit Agreement or any other Loan Document, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code of 1986, as amended (the “Code”), (iv) none of its direct or indirect partners/members is a ten percent shareholder of the Parent or any Borrower within the meaning of Section 871(h)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to the Parent or any Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished the Administrative Agent and the Parent with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or Form W-8BEN-E, as applicable, or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or Form W-8BEN-E, as applicable, from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption.  By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Parent and the Administrative Agent, and (2) the undersigned shall have at all times furnished the Parent and the Administrative Agent with a properly completed and currently

Form of Non-Bank Certificate

F-4-1

effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF LENDER]

By:

Name:

Title:

Date: , 20[ ]

Form of Non-Bank Certificate

F-4-2

EXHIBIT G

FORM OF INTERCOMPANY SUBORDINATION AGREEMENT

Reference is made to that certain Amended and Restated Credit Agreement, dated as of [   ], 2014 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”), by and among ARC Group Worldwide, Inc., a Utah corporation (the “Parent”),  Advanced Forming Technology, Inc., a Colorado corporation (“AFT”), Arc Wireless, Inc., a Delaware corporation (“Wireless”), Flomet LLC, a Delaware limited liability company (“Flomet”), General Flange & Forge LLC, a Delaware limited liability company (“General Flange”), Tekna Seal LLC, a Florida limited liability company (“Tekna Seal”), 3D Material Technologies, LLC, a Delaware limited liability company (“3D Material”), Quadrant Metals Technologies LLC, a Delaware limited liability company (“Quadrant” and together with AFT, Wireless, Flomet, General Flange Tekna Seal and 3D Material, each a “Borrower” and, collectively the “Borrowers”), the Lenders, Citizens Bank, N.A. (formerly known as RBS Citizens, N.A.), as Administrative Agent (the “Administrative Agent”) and Collateral Agent (the “Collateral Agent”), Issuing Bank, and Swingline Lender and the other parties thereto. Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement.

Subject to the terms of the Credit Agreement and the other Loan Documents, payment of the principal of, and interest on, any indebtedness from time to time outstanding by any Loan Party to any of the undersigned (the “Intercompany Indebtedness”) is expressly subordinated and subject in right of payment to the prior payment in full, on a first-priority basis, of all Obligations under the Credit Agreement and the other Loan Documents, and each party hereto agrees that no payment or distribution pursuant to the provisions of the Intercompany Indebtedness shall entitle it to exercise any rights of subrogation in respect thereof until the Obligations shall have been indefeasibly paid in full and in cash and all Commitments shall have terminated.

THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

From time to time after the date hereof, additional Subsidiaries of the Parent and/or any Borrower may become parties hereto by executing a counterpart signature page to this Agreement (each additional Subsidiary, an “Additional Party”).  Upon delivery of such counterpart signature page to the Administrative Agent, each Additional Party shall be as fully a party hereto as if such Additional Party were an original signatory hereof.  Each Person party hereto expressly agrees that its obligations arising hereunder shall not be affected or diminished by the addition or release of any other Person party hereto.

This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

Form of Intercompany Subordination Agreement

In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

[Remainder of this page blank; signature pages follow.]

Form of Intercompany Subordination Agreement

IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date and at the place first above written.

CITIZENS BANK, N.A.,
as Administrative Agent and Collateral Agent

By:
Name:
Title:

ARC GROUP WORLDWIDE, INC.

By:
Name:
Title:

ADVANCED FORMING TECHNOLOGY, INC.

By:
Name:
Title:

ARC WIRELESS, INC.

By:
Name:
Title:

FLOMET LLC

By:
Name:
Title:

GENERAL FLANGE & FORGE LLC

Form of Intercompany Subordination Agreement

By:
Name:
Title:

TEKNA SEAL LLC

By:
Name:
Title:

3D MATERIAL TECHNOLOGIES, LLC

By:
Name:
Title:

QUADRANT METALS TECHNOLOGIES LLC

By:
Name:
Title:

ARC WIRELESS, LLC

By:
Name:
Title:

ADVANCE TOOLING CONCEPTS, LLC

By:
Name:
Title:

THIXOFORMING LLC

Form of Intercompany Subordination Agreement

By:
Name:
Title:

ARC METAL STAMPING, LLC

By:
Name:
Title:

Form of Intercompany Subordination Agreement

EXHIBIT H

FORM OF SOLVENCY CERTIFICATE

This Solvency Certificate is furnished pursuant to 4.01(a)(VI) of the Amended and Restated Credit Agreement dated as of November [  ], 2014 (the “Credit Agreement”), among ARC Group Worldwide, Inc., a Utah corporation (the “Parent”),  Advanced Forming Technology, Inc., a Colorado corporation (“AFT”), Arc Wireless, Inc., a Delaware corporation (“Wireless”), Flomet LLC, a Delaware limited liability company (“Flomet”), General Flange & Forge LLC, a Delaware limited liability company (“General Flange”), Tekna Seal LLC, a Florida limited liability company (“Tekna Seal”), 3D Material Technologies, LLC, a Delaware limited liability company (“3D Material”), Quadrant Metals Technologies LLC, a Delaware limited liability company (“Quadrant” and together with AFT, Wireless, Flomet, General Flange Tekna Seal and 3D Material, each a “Borrower” and, collectively the “Borrowers”), each Lender from time to time party thereto, Citizens Bank, N.A. (formerly known as RBS Citizens, N.A.), as Administrative Agent, Collateral Agent, Swingline Lender and Issuing Bank and the other agents party thereto.  Each capitalized term used but not defined herein shall have the meaning ascribed thereto in the Credit Agreement.

The undersigned, Drew Kelley, Chief Financial Officer of the Parent, hereby certifies that he is duly authorized to execute this certificate on behalf of the Parent and its Subsidiaries and hereby further certifies, in his/her officer capacity and not in his/her individual capacity, that:

1.                                      As of the date hereof both before and after giving effect to the transactions contemplated under the Credit Agreement and pursuant to the Subordinated Note Documents:

(a)                                 the fair salable value of the assets of the Parent and its Subsidiaries on a consolidated basis, on a going concern basis, is greater than the total amount of liabilities (including contingent, subordinated, unmatured and unliquidated liabilities) of the Parent and its Subsidiaries on a consolidated basis;

(b)                                 the fair salable value of the assets of the Parent and its Subsidiaries on a consolidated basis, on a going concern basis, is not less than the amount that will be required to pay the probable liabilities (including contingent, subordinated, unmatured and unliquidated liabilities) of the Parent and its Subsidiaries on a consolidated basis as they become absolute and matured;

(c)                                  the Parent and its Subsidiaries are not engaged in a business or a transaction, and are not about to be engaged in a business or a transaction, for which their properties on a consolidated basis would constitute an unreasonably small capital; and

(d)                                 the Parent and its Subsidiaries do not intend to, and do not believe that they will, incur debts or liabilities on a consolidated basis (including contingent, subordinated, unmatured and unliquidated liabilities) beyond their ability on a consolidated basis to pay such debts and liabilities as such debts and liabilities mature in the ordinary course of business.

Form of Solvency Certificate

For purposes of the foregoing, the amount of contingent liabilities are to be computed as the amount that, in light of all the facts and circumstances existing at that point in time, can reasonably be expected to become an actual or matured liability.

2.                                      The undersigned has reviewed any and all solvency opinions delivered by any third-parties to the Loan Parties (or any of them) in connection with the transactions contemplated under the Credit Agreement and pursuant to the Subordinated Note Documents.

3.                                      As used herein, (a) the term “fair salable value” means the amount at which the applicable assets would change hands between a willing buyer and a willing seller within a reasonable time, each having reasonable knowledge of the relevant facts, neither being under any compulsion to act and (b) the amount of contingent liabilities (such as litigation, guaranties and pension plan liabilities) at any time shall be computed as the amount that, in light of all the facts and circumstances existing at the time, represents the amount that can be reasonably be expected to become an actual or matured liability.

The undersigned Parent acknowledges that (a) the Administrative Agent and the Lenders are entitled to rely and have, in fact, relied upon the information contained herein and (b) any successor or assign of the Administrative Agent and any Lender is entitled to rely upon the information contained herein.

[SIGNATURES ON FOLLOWING PAGE]

Form of Solvency Certificate

IN WITNESS WHEREOF, I have hereunto set my hand this     day of November, 2014.

ARC GROUP WORLDWIDE, INC.

By:
Name:
Title:

Form of Solvency Certificate

SCHEDULE 2.01(1)

COMMITMENTS

Institution	Revolving Commitment	Pro Rata Share of Revolving Commitment (%)	Term Loan Commitment	Pro Rata Share of Term Loan Commitment (%)	Delayed Draw Term Loan Commitment	Pro Rata Share of Delayed Draw Term Loan Commitment (%)	Total Commitment	Pro Rata Share of Total Commitment (%)
Citizens Bank, N.A.	$8,888,888.89	44.444444450	$20,000,000.00	44.444444444	$11,111,111.11	44.444444444	$40,000,000.00	44.444444444
Capital One, National Association	$7,777,777.78	38.888888900	$17,500,000.00	38.888888889	$9,722,222.22	38.888888889	$35,000,000.00	38.888888889
TD Bank, N.A.	$3,333,333.33	16.666666650	$7,500,000.00	16.666666667	$4,166,666.67	16.666666667	$15,000,000.00	16.666666667
TOTAL:	$20,000,000	100	$45,000,000	100	$25,000,000	100	$90,000,000	100

(1)  Prior to prepayment and Commitment reductions on the Effective Date.

SCHEDULE 5.05(a)

MATERIAL CONTRACTS

None

SCHEDULE 5.13(a)

ERISA COMPLIANCE

None

SCHEDULE 5.14

SUBSIDIARIES & OTHER EQUITY INVESTMENTS

Legal Name	Type of Entity	Registered Organization (Yes/No)	Organizational Number	Federal Taxpayer Identification Number	State of Organization
Quadrant Metals Technologies, LLC	LLC	Yes	4941802	27-5312940	Delaware
Advanced Forming Technology, Inc.	Corporation	Yes	20121413674	84-1044282	Colorado
FloMet LLC	LLC	Yes	5004696	59-3534503	Delaware
Tekna Seal LLC	LLC	Yes	L02000023981	04-3712964	Florida
General Flange & Forge LLC	LLC	Yes	4941806	27-5313347	Delaware
Arc Wireless, Inc.	Corporation	Yes	4979644	45-5387857	Delaware
Arc Wireless, LLC	LLC	Yes	4963274	45-1589697	Delaware
ARC Wireless, LTD	LTD	Foreign (British Virgin Islands)	None	None	None
3D Material Technologies, LLC	LLC	Yes	5447212	46-4407963	Delaware
AFT-Hungary Kft	Kft (LLC)	Foreign (Hungary)	None	None	None
Advance Tooling Concepts, LLC	LLC	Yes	19981214010	84-1481079	Colorado
Thixoforming LLC	LLC	Yes	20121291233	45-5374602	Colorado
ARC Metal Stamping, LLC	LLC	Yes	5524422	46-5564567	Delaware

SCHEDULE 5.17

RECORDINGS/FILINGS

1.              UCC-1 Financing Statement for ARC Group Worldwide, Inc. filed in the State of Utah.

2.              UCC-1 Financing Statement for 3D Material Technologies, LLC. filed in the State of Delaware.

3.              UCC-1 Financing Statement for Advanced Forming Technology, Inc. filed in the State of Colorado.

4.              UCC-1 Financing Statement for Flomet LLC filed in the State of Delaware.

5.              UCC-1 Financing Statement for General Flange & Forge LLC filed in the State of Delaware.

6.              UCC-1 Financing Statement for Tekna Seal LLC filed in the State of Florida.

7.              UCC-1 Financing Statement for Arc Wireless Inc. filed in the State of Delaware.

8.              UCC-1 Financing Statement for Quadrant Metals Technologies LLC filed in the State of Delaware.

9.              UCC-1 Financing Statement for Advance Tooling Concepts, LLC filed in the State of Colorado.

10.       UCC-1 Financing Statement for Arc Wireless LLC filed in the State of Delaware.

11.       UCC-1 Financing Statement for Thixoforming LLC filed in the State of Colorado.

12.       UCC-1 Financing Statement for ARC Metal Stamping, LLC filed in the State of Delaware.

13.       Patent Security Agreement, dated as of April 7, 2014, and filed with the United States Patent and Trademark Office.

14.       Trademark Security Agreement, dated as of April 7, 2014, and filed with the United States Patent and Trademark Office.

15.       Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated June 20, 2014, by Advanced Forming Technology, Inc. for the benefit of RBS Citizens, N.A., for the land located at 7040 Weld County Road 20, Longmont, Colorado.

16.       Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated June 20, 2014, by Thixoforming LLC for the benefit of RBS Citizens, N.A., for the land located at 7040 Weld County Road 20, Longmont, Colorado.

17.       Control Agreements with respect to Deposit Accounts and Securities Accounts.

18.       Possession by the Collateral Agent of 100% of the common stock of Thixoforming LLC

19.       Possession by the Collateral Agent of 100% of the common stock of Advanced Forming Technology, Inc.

Schedule 5.20(a) and (b)

Compliance with Laws

None

Schedule 6.17

Post-Closing Requirements

The Borrowers will cure each of the Curable Events of Default (as defined in the Limited Waiver to Credit Agreement (the “Limited Waiver”), dated as of the date hereof, among the Borrowers, the Administrative Agent and the lenders party thereto) as and when required by the Limited Waiver.

SCHEDULE 7.01(b)

EXISTING LIENS

None

SCHEDULE 7.02

EXISTING INVESTMENTS

None

SCHEDULE 7.03

EXISTING INDEBTEDNESS

None

SCHEDULE 7.09

EXISTING RESTRICTIONS

None

SCHEDULE 10.02

ADMINISTRATIVE AGENT’S OFFICE, CERTAIN ADDRESSES FOR NOTICE

Parent:

ARC Group Worldwide, Inc.
Attention: Jason Young, Chief Executive Officer
Attention: Drew Kelley, Chief Financial Officer

810 Flightline Blvd

Deland, Florida 32724

Telephone: (386) 736-4890

Fax: (386) 736-6063

Email: dkelley@arcgroupworldwide.com

Website: http://www.arcgroupworldwide.com/

Borrowers:

3D Material Technologies, LLC

C/O ARC Group Worldwide, Inc. [see address above]

Advanced Forming Technology, Inc.

C/O ARC Group Worldwide, Inc. [see address above]

Arc Wireless, Inc.

C/O ARC Group Worldwide, Inc. [see address above]

FloMet LLC

C/O ARC Group Worldwide, Inc. [see address above]

General Flange & Forge LLC

C/O ARC Group Worldwide, Inc. [see address above]

Tekna Seal LLC

C/O ARC Group Worldwide, Inc. [see address above]

Administrative Agent:

Citizens Bank, N.A., as Administrative Agent

28 State Street

Boston, Massachusetts 02109

Attention: Dwayne Nelson, CBCS Agency Services Management Officer

Telephone: (617) 994-7625

Fax: (855) 215-1525

Email: dwayne.l.nelson@rbscitizens.com

and

Citizens Bank, N.A., as Administrative Agent

90 State House Square, Mailstop:  CHT 100

Hartford, Conecticut  06103

Attention: Clifford Mellor, Senior Vice President

Telephone: (860) 947-5392

Email: clifford.mellor@rbscitizens.com